ARIEL INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2018

(As Supplemented, June 6, 2018)

Fund	Investor Class	Institutional Class
Ariel Fund	ARGFX	ARAIX
Ariel Appreciation Fund	CAAPX	CAAIX
Ariel Focus Fund	ARFFX	AFOYX
Ariel Discovery Fund	ARDFX	ADYIX
Ariel International Fund	AINTX	AINIX
Ariel Global Fund	AGLOX	AGLYX

Headquarters:

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

800.292.7435

www.arielinvestments.com

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of Ariel Investment Trust (the “Trust”).

The audited financial statements, notes and Report of Independent Registered Public Accounting Firm (but no other portions of the Annual Report) appearing in the Funds’ Annual Report dated September 30, 2017 are incorporated by reference and made a part of this Statement of Additional Information. The Annual Report may be obtained free of charge by calling the Funds at 800.292.7435 or by visiting www.arielinvestments.com/prospectus-and-reports.

This Statement of Additional Information is not a prospectus, but provides information that should be read in conjunction with the Funds’ Prospectus dated February 1, 2018, and any supplements thereto, which may be obtained free of charge by writing or calling the Funds or by visiting www.arielinvestments.com/prospectus-and-reports. This Statement of Additional Information, although not itself a prospectus, is incorporated by reference into the prospectus in its entirety.

GENERAL INFORMATION

Ariel Investment Trust. The Funds are series of the Trust, an open-end management investment company organized as a serial Massachusetts business trust on August 1, 1986. Ariel Fund, Ariel Appreciation Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund are diversified funds. Ariel Focus Fund is a non-diversified fund. The Declaration of Trust, as amended, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Fund Shares. The Funds may issue shares in different classes and each Fund presently issues two classes of shares: an Investor Class and an Institutional Class. The Board of Trustees of the Trust (the “Board” or “Trustees”) may authorize the issuance of additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution. Each fractional share has the same rights, in proportion, as a full share.

For some issues, such as the election of the Trustees, all of the Trust’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the Trustees. Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, most matters required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of each series affected by such matter. (See the section below entitled “INVESTMENT RESTRICTIONS” for the 1940 Act definition of a majority of outstanding shares.) The 1940 Act and the rules thereunder further provide that a series shall not be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The 1940 Act and the rules thereunder exempt the selection of independent accountants and the election of board members from the separate voting requirements of the rules.

As permitted by Massachusetts law and the Trust’s by-laws, the Trust does not hold regular annual shareholder meetings. The Trust will hold shareholder meetings as required under the 1940 Act or Massachusetts law or for other purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.

The Prospectus and this Statement of Additional Information (“SAI”) do not contain all the information in the Funds’ registration statement. The registration statement is on file with the Securities and Exchange Commission (the “SEC”) and is available to the public.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions for the Funds. A Fund’s fundamental investment objective and fundamental investment restrictions are considered to be fundamental policies, which cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting.

Fundamental Investment Restrictions. The Funds have adopted the following fundamental investment restrictions:

(1)          Commodities. A Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures. This restriction does not prevent Ariel International Fund and Ariel Global Fund (together the “International/Global Funds”) from i) purchasing or selling commodity-linked derivative instruments, including, but not limited to, swap agreements, options, futures contracts and options on futures contracts with respect to indexes or individual commodities or otherwise; and foreign currency transactions, including, without limitation, forward currency contracts, or ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indexes.

(2)          Real Estate. A Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent a Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

(3)          Diversification of Fund Investments. With respect to 75% of each Fund’s total assets, no Fund, except Ariel Focus Fund, may invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This restriction is intended to comport with the definition of diversified company in Section 5 of the 1940 Act. This restriction does not apply to Ariel Focus Fund, which is classified as a “non-diversified” fund under the 1940 Act and is therefore allowed to focus its investments in fewer companies than a diversified fund.

(4)          Industry Concentration. A Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund’s total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government securities are not subject to this limitation.

(5)          Senior Securities; Borrowing. A Fund may not issue senior securities except as permitted under the 1940 Act. A Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

Further explanation of Senior Securities policy. No Fund may issue senior securities, except as permitted by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness or any class of stock that has priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act and its interpretations, certain transactions that create leverage will not be considered to constitute the issuance of a senior security, and will therefore, not be subject to limitations otherwise applicable to borrowing by a Fund. With respect to such transactions, the Funds maintain offsetting positions, appropriately segregated or liquid earmarked assets, or otherwise cover a transaction in accordance with applicable SEC guidance.

(6)          Underwriting. The Funds do not engage in the underwriting of securities. (This does not preclude a Fund from selling restricted securities in its portfolio.)

(7)          Lending Money or Securities. A Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. A Fund will not lend securities if such a loan would cause more than one-third of the Fund’s net assets to then be subject to such loans.

Except with respect to fundamental restrictions (5) Senior Securities; Borrowing and (7) Lending Money or Securities, all of the above restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

Non-Fundamental Investment Restrictions. In addition to the foregoing restrictions, the Funds have adopted the following non-fundamental investment restrictions that may be changed without shareholder approval:

(1)          Margin. A Fund may not purchase any securities on margin, except that a Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities or (b) make margin deposits in connection with transactions in futures and forward contracts.

(2)          Borrowing. A Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). A Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

(3)          Futures. The International/Global Funds will not engage in a futures transaction if the transaction would cause the aggregate initial margin for such positions to exceed 10% of the respective Fund’s total assets. The Domestic Funds may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the respective Fund’s total assets. In addition, no Fund shall engage in futures transactions (including the derivative instruments identified in Fundamental Investment Restriction 1 above) unless such transactions individually and in the aggregate comply with the requirements for exclusion from the term “commodity pool operator” under Rule 4.5 of the Commodity Futures Trading Commission and related rules and interpretations.

(4)          Illiquid Securities. A Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

(5)          Investing for Control. A Fund may not purchase a security for the purpose of exercising control or management of the issuer. The Funds typically purchase securities for long-term investment purposes for the benefit of its shareholders. The Funds’ adviser, Ariel Investments, LLC (“Ariel Investments” or the “Adviser”), qualifies as an institution which may elect to file securities ownership reports required by the Securities Exchange Act of 1934 on Schedule 13G, which is reserved for institutional investors expressly not investing for control. As a routine matter, the Adviser utilizes Schedule 13G for its reporting of the ownership positions held by the Funds.

As a result of investment analysis or the occurrence of events, the Adviser, on occasion, may desire to participate in discussions with a company’s management or with third parties about significant matters in which the Adviser may suggest possible courses of action to assist in building the company’s intrinsic value or to cause the company’s true economic value to be recognized. In such situations, the Adviser may elect to file on Schedule 13D in order to be more active in corporate governance and management matters, and to have the ability to enter into discussions with third parties concerning proposed corporate matters of a significant nature. Until such time as the Adviser may again report its beneficial ownership on Schedule 13G, the Adviser may not be able to vote the company’s securities on behalf of a Fund that holds the securities or acquire any additional securities of the company on a Fund’s behalf.

(6)          Officers and Trustees. A Fund may not purchase from or sell to any of the Trust’s officers or Trustees, or firms of which any of them are members, any securities (other than shares of a Fund), but such persons or firms may act as brokers for a Fund for customary commissions.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Funds invest their assets primarily in equity securities.

Ariel Fund invests in small- and mid-capitalization (“small/mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies, and the Fund generally will invest in companies with market capitalizations between $1 billion and $7.5 billion, measured at the time of initial purchase.

Ariel Appreciation Fund invests in mid-capitalization (“mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies, and the Fund generally will invest in companies with market capitalizations between $2 billion and $15 billion, measured at the time of initial purchase.

Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations.

Ariel Discovery Fund invests in small- and micro-capitalization (“small/micro cap”) companies that are selling at deep discounts to their intrinsic value. The Fund invests primarily in equity securities of U.S. companies with market capitalizations under $2 billion, measured at the time of initial purchase.

Ariel International Fund invests primarily in equity securities of foreign companies based in developed international markets. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments that provide exposure to foreign companies. The Fund may invest in large, mid, or small capitalization companies. The Fund also may invest a portion of its assets in companies based in the U.S. or emerging markets. The Fund uses various techniques to hedge currency exposure or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including derivatives, exchange traded funds (“ETFs”), and other hedges. The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts.

Ariel Global Fund invests primarily in equity securities of both U.S. and foreign companies, including companies based in developed or emerging markets. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments that provide exposure to foreign companies. The Fund may invest in large-, mid-, or small-capitalization companies. Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S. The Fund uses various techniques to hedge currency exposure or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including derivatives, exchange traded funds (“ETFs”), and other hedges. The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts.

Please refer to each Fund’s Summary Prospectus for a more detailed description of principal investment strategy.

Other Investment Strategies and Risks of All (Principal and Other) Investment Strategies

The strategies and risks that follow are applicable to all Funds unless otherwise indicated.

General Investing. Although Ariel makes every effort to achieve each Fund’s fundamental objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective or any non-fundamental objective. You could lose money on your purchase of shares in any of the Funds. Each Fund is also subject to risks unique to its investment strategy. To the extent a Fund utilizes an investment strategy, certain of the following risks may apply to your investment.

Equity Securities. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stock, preferred stock, preference shares, tracking stock, warrants, and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected as a decline in the value of its equity securities. When the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

Preferred stock frequently has a stated dividend rate payable from the company’s earnings. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock normally carries no voting rights. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or adjustable rate.

Tracking stock is created when the board of directors of a public company proposes, and the shareholders approve, a new class of stock whose value is linked to a unit of the company. The value of the tracking unit is related to the specific performance of the unit, which can pay dividends to shareholders independent of the parent company. However, tracking stock does not represent a share of the tracking unit, but rather a share of the parent company. A tracking stock unit is completely controlled by the parent. Managers of the unit and managers of the parent company report to the same board, which could lead to conflicts of interest. There is no transfer of ownership of assets or cash flows to tracking stock shareholders. Furthermore, tracking stock is usually voted with parent shares as a single class, with no separate vote on the tracking unit’s management; however, voting rights of tracking stock differ by company. While tracking stock performance should reflect performance of the unit, claims in the case of bankruptcy are on the assets of the company as a whole, not on the unit.

Value Investing. During any given period, value investing may achieve better or worse results than other investment styles. The value investing approach carries the risk that the market will not recognize a stock’s intrinsic value for a long time, or that a stock judged as undervalued may actually be appropriately priced. The liquidity of a security may affect the ability to buy or sell the security at the desired time, price or weighting. Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

Initial Public Offerings (“IPOs”). An IPO occurs when a privately held company seeks to raise capital by “going public,” i.e., selling equity interests in the company to the public for the first time. IPOs can have a dramatic impact on Fund performance, and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves special risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Generally, small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies.

Micro, Small and Mid Cap Companies. Companies with less than $15 billion in market capitalization are considered by the Adviser to be micro, small or mid cap companies. Investing in micro, small and mid cap companies may be more risky than investing in large cap companies. Such companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect a Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a micro, small or mid cap company for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings in that security. In that case, a Fund might receive a lower price for its holdings than otherwise might be obtained. Micro, small and mid cap companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

Exchange Traded Funds. The Funds may invest in exchange traded funds (“ETFs”) which are investment companies that trade like stocks. Unlike the Funds, shares of ETFs are not priced at the net asset value (“NAV”) of their underlying portfolio holdings, but instead trade like stocks at the market price, which may be at a price above or below their NAV. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lower liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. Any investment in an ETF would be consistent with a Fund’s objective.

The International/Global Funds may invest in ETFs primarily to gain exposure to a particular market or market segment without investing in individual securities, or to secure or maintain exposure to particular currencies. For example, the International/Global Funds may invest in an ETF focusing on a particular country or global region. Any investments in ETFs that invest predominately in other countries are considered investments in countries other than the U.S. Such ETFs are considered foreign investments for the purpose of determining Ariel Global Fund’s compliance with its 40% test.

Business Development Companies. The Funds may invest in business development companies (“BDCs”) which are closed-end funds that trade like stocks. Shares of BDCs are not priced at the net asset value (“NAV”) of their underlying portfolio holdings, but instead trade like stocks at the market price, which may be at a price above or below their NAV. The risks of owning a BDC generally reflect the risks of owning its underlying investments. A BDC’s underlying investments are typically in privately held companies. Risks may include, but are not limited to, credit and investment risk, market and valuation risk, price volatility risk, liquidity risk, and interest rate risk. BDCs also have management fees that may increase costs to the Funds. Any investment in a BDC would be consistent with a Fund’s objective.

Limited Partnerships. A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability may be unlimited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. Limited partnerships are subject to the possibility of failing to qualify for tax-free pass-through of certain income, under the Internal Revenue Code of 1986, as amended. This means income from the limited partnership may be subject to a tax on any unrelated business taxable income, whether or not a shareholder’s account otherwise qualifies as tax-exempt.

Master Limited Partnerships (“MLPs”). Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are primarily engaged in transportation or the use of natural resources, such as mining, exploration, or research and development, but they also may finance motion pictures, real estate and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership. There may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved are risks associated with the specific industry or industries in which the partnership invests. MLPs are subject to the possibility of failing to qualify for tax-free pass-through of certain income, under the Internal Revenue Code of 1986, as amended. This means income from the MLP may be subject to a tax on any unrelated business taxable income, whether or not a shareholder’s account otherwise qualifies as tax-exempt.

Real Estate Securities, including REITs. Real estate securities are a form of an equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Funds do not invest directly in real estate. Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. A Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from registration under the 1940 Act. Income from the REIT may be subject to a tax on any unrelated business taxable income, whether or not a shareholder’s account otherwise qualifies as tax-exempt. Changes in interest rates also may affect the value of the debt securities in a Fund’s portfolio. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities also may be rated less than investment grade by rating services.

Rights and Warrants. Rights and warrants are forms of equity securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter maturity and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities. Convertible Securities are a combined form of equity security and debt security. Generally, convertible securities are bonds, debentures, notes, or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually, a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities.

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Debt securities generally are considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Foreign Securities. The International/Global Funds may invest up to 100% of each Fund’s net assets in foreign securities, as classified by the Adviser. Ariel Focus Fund may invest up to 20% of its net assets, and each of Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund may invest up to 10% of its net assets, in foreign securities, as classified by the Adviser. In determining whether a company is foreign or domestic, the Adviser will generally look to the physical location of the headquarters of the company. However, if the company is headquartered outside the U.S. but the primary exchange trading its securities and the majority of its sources of revenues and/or profits are in the U.S., the Adviser may determine that the company should be classified as domestic rather than foreign.

Equity investments in foreign securities may be made in various forms, such as common stocks, preferred stocks, warrants, rights, convertible securities purchased on recognized exchanges and over-the-counter markets, or in the form of depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) covering such individual foreign securities or other securities representing underlying shares of foreign companies, including but not limited to certificates of deposit issued by foreign banks and foreign branches of U.S. banks, participatory notes (instruments issued by registered foreign intermediaries to U.S. institutional investors), or other instruments that allow the Funds to participate in foreign markets. ADRs and GDRs are receipts, typically issued by a financial institution (a “depositary”) evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to pass through shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer. GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the U.S. GDRs represent shares of foreign securities that can be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency.

When a Fund invests in foreign securities, the expenses of trading and holding such securities are likely to be higher than the expenses relating to comparable U.S. securities, since the custodial and certain other expenses are expected to be higher. Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. While the Adviser attempts to reduce the effect of currency fluctuations, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators.

The International/Global Funds may invest in securities in emerging market countries. There is no universally accepted definition of an emerging market country. The Adviser generally defines emerging market countries as those comprising the MSCI Emerging Markets IndexSM. Many of the risks outlined above are more pronounced for investments in developing or emerging market countries. These countries may have less-developed legal and accounting systems, and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Economies of emerging countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, or other confiscation of assets of issuers of securities, greater risk of default (by both the government and private issuers), greater governmental involvement in the economy, capital controls, inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze), unavailability of material information about issuers, slower clearance and settlement, difficulties in obtaining and/or enforcing legal judgments or restrictions on foreign ownership of stocks of local companies. There may be greater risk of high inflation and more volatile interest and currency exchange rates, which could depress prices for extended periods of time. Investments in emerging market countries may involve trading and operational risks (including the risk of natural disasters and wars) and may require the payment of additional costs. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries.

The holding of foreign securities may be limited by the Funds to avoid investments in certain Passive Foreign Investment Companies (“PFICs”). A Fund’s investments in PFICs may subject it to complex tax rules and result in unfavorable tax costs.

Short Sales. A Fund may engage in short sales, if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the

Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund’s custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund’s long position.

The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Lending Portfolio Securities. Securities of a Fund may be loaned to member firms of the New York Stock Exchange (“NYSE”) and commercial banks with assets of one billion dollars or more or their affiliates. Although the Funds have this authority, as of the date of this SAI none of the Funds have made such loans nor are any currently anticipated. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The borrower is obligated, after notice, to redeliver the borrowed securities within five business days. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. As an operating standard, a Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed one-third of the Fund’s assets.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral. Upon the lending of securities, the collateral (cash or equivalent) on the loan shall be invested in a manner consistent with the Funds’ investment policies and restrictions.

Securities loans may be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. While the Fund holds the collateral, it will be subject to any risks associated with characteristics of that collateral. However, loans will be made only to those firms that the Adviser deems creditworthy and only on such terms as it believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the benefit of the Fund. The Funds may pay custodial fees in connection with the loan of securities, including to its custodian, provided the fees are approved by the Trustees.

Aggregate Ownership. The Adviser may hold on behalf of its clients, including the Funds, in the aggregate, a significant percentage of the stock of certain companies. In certain cases, the Adviser’s significant aggregate ownership on behalf of its clients may limit the Adviser’s options, including but not limited to, its ability to sell shares of such companies without adversely affecting the market price of such companies’ stock. In addition, in some cases the total percentage of an issuer that the Adviser’s clients hold may be limited or affected by “poison pill” rights plans and other corporate restrictions, federal, state and foreign regulatory restrictions, and state control statutes. In order to comply with such restrictions on aggregate holdings, the Adviser may, on occasion, be required to limit or sell a portion of its clients’ positions or may be unable to initiate or build a position for new clients in the stock of certain companies.

Cash or Cash Equivalents. Certain Funds will at times temporarily hold excess cash (i.e., more than the cash levels typically required to meet any unexpected daily redemptions of Fund shares) or cash equivalents for defensive purposes in attempting to respond to adverse market, economic, political, or other conditions and/or during times when equity investments suitable for the Fund are difficult to identify. If the Funds hold excess cash, they will be exposed to inflation risk and the risk of exchanging lower risk for potentially lower returns. Holding excess cash may be inconsistent with the Funds’ principal investment strategies and upon doing so the Funds may fail to achieve their investment objectives. Cash positions may be comprised of cash or cash equivalents that may include, but are not limited to, foreign currency, money market funds, commercial paper, treasury bills, and short-term government bonds. For the International/Global Funds, counterparties in some of these transactions may include foreign banks and foreign governments. Foreign cash equivalents are riskier because they involve foreign counterparties, foreign exchange risk, as well as the risks associated with foreign currencies.

Repurchase Agreements. A Fund may purchase and sell securities under repurchase agreements. Repurchase agreements are short-term money market investment securities transactions, designed to generate current income. A repurchase agreement is essentially a loan. Repurchase agreements involve transactions where a buyer (the Fund) purchases a security and simultaneously commits to resell that security to the seller (such as a bank or securities dealer) at a mutually agreed upon time and price. The seller’s obligation is secured by collateral (underlying securities) segregated on behalf of the buyer. The repurchase price reflects the initial purchase price plus interest, based upon an agreed upon market rate of interest. While the underlying securities collateral may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year, and is often one business day. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the total assets of any of the Funds.

A Fund will engage in repurchase agreements only with recognized securities dealers and banks, (including the Fund’s custodian), the corporate parents or affiliates of such dealers or banks, or clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions, determined by the Adviser to present minimal credit risk to the Funds.

A Fund will engage only in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller’s obligation to repurchase the underlying securities and will monitor the market value of the underlying securities during the term of the agreement. If the value of the underlying securities declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying securities declines, the Fund may incur a loss and may incur expenses in selling the underlying securities.

Commercial Paper. The Funds may invest in commercial paper, short-term promissory notes issued by companies primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

Foreign Government and Supranational Entity Securities. For cash management purposes, the International/Global Funds may invest in debt securities or obligations of foreign governments, agencies and supranational organizations (“Sovereign Debt”). Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited legal recourse in the event of default. A Fund’s portfolio may include Sovereign Debt of a number of foreign countries or, depending on market conditions, those of a single country.

Debt Obligations. Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser’s evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations that at the date of investment are rated within the four highest grades established by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A, or Baa), by Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A, or BBB), or by Fitch, Inc. (AAA, AA, A, or BBB) or, if not rated, are of comparable quality as determined by the Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the U.S. Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper, which at the date of investment is rated A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s, F2 or better by Fitch, Inc. or, if not rated, is of comparable quality as determined by the Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks, the corporate parents or affiliates of such dealers or banks, or clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions, determined by the Adviser to present minimal credit risk to the Funds. In the event any debt obligation held by a Fund is downgraded below the lowest permissible grade, the Fund is not required to sell the security, but the Adviser will consider the downgrade in determining whether to hold the security. In any event, a Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Fund’s net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

Debt obligations, such as bonds and other debt securities, generally are subject to credit risk and interest rate risk. While debt obligations issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities.

Debt obligations generally are interest rate-sensitive. During periods of falling interest rates, the value of debt obligations held by a Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt obligations and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Lower Rated Fixed Income Securities – International/Global Funds Only. The International/Global Funds may invest in lower rated fixed income securities (commonly known as “junk bonds”) of foreign issuers. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Funds more volatile and could limit the Funds’ ability to sell their securities at prices approximating the values the Funds had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. If the issuer defaults on its obligation, the value of the security would fall and the Fund’s income also would decline.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other ratings organization) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed income securities, the values of lower rated securities go up and down in response to changes in interest rates. A decrease in interest rates generally will result in an increase in the value of fixed income securities. Conversely, during periods of rising interest rates, the value of the Funds’ fixed income securities generally will decline. The values of lower rated securities often may be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions also may adversely affect the values of lower rated securities. Changes by recognized rating services in their ratings of any fixed income security and changes in the ability of an issuer to make payments of interest and principal also may affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV.

Issuers of lower rated securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Investment Concentration. The Funds will at times hold large positions in certain companies and/or sectors, and the Funds’ performance may suffer if these companies or sectors underperform. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. A fluctuation in one stock held by Ariel Focus Fund could significantly affect the overall performance of the Fund.

Sector Concentration. Ariel Fund and Ariel Appreciation Fund tend to invest with a bias towards specific sectors. As a result, the Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market.

Borrowing. The Funds may borrow from banks and enter into reverse repurchase agreements for temporary or emergency purposes in an amount up to 33 1/3% of a Fund’s total assets, taken at market value. A Fund also may borrow up to an additional 5% of its total assets from banks or others. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. A Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days). Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging a Fund’s assets and potentially exposing a Fund to leveraged losses.

Restricted and Illiquid Securities. A Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Funds’ policy is to not purchase illiquid securities (which may include restricted securities) if more than 15% of a Fund’s net assets would then be illiquid. If at any time more than 15% of a Fund’s net assets are illiquid due to market action or Fund sales of liquid securities, the Fund will seek to dispose of illiquid assets in excess of 15% with all deliberate speed.

The restricted securities that a Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Board, will consider whether Rule 144A Securities being purchased or held by a Fund are liquid and thus not subject to the Funds’ policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Commodity Futures, generally. The Funds are managed by an Adviser who has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with respect to each Fund in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to regulation as a commodity pool operator under the CEA. The Funds intend to invest in futures and derivatives transactions (each discussed in more detail below) only to the extent permitted by each Fund’s respective fundamental and non-fundamental investment restrictions. Further, with respect to positions in commodity futures, commodity option contracts or swaps which do not come within the meaning and intent of current CFTC rules and interpretations of bona fide hedging purposes, the Funds may otherwise use commodity futures, commodity options or swaps as long as the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the respective Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts such Fund has entered into. In connection with the foregoing, in the case of an option that is “in-the-money” at the time of purchase, the “in-the-money” amount as defined in CFTC Rule 190.01(x) may be excluded in computing such five percent amount.

The Funds also intend to operate in a manner such that the aggregate net notional value of commodity futures, commodity options contracts or swaps positions not used solely for bona fide hedging purposes within the meaning and intent of the CFTC’s current rules and interpretations, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of a respective Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Fund has entered into. For these purposes, the “notional value” is calculated in accordance with current CFTC rules and interpretations. A Fund may net futures contracts with the same underlying commodity across designated contract markets and foreign boards of trade, and swaps cleared on the same designated clearing organization where appropriate.

The Funds will not be, and have not been, marketing their securities to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures, commodity options or swaps markets.

Derivative Instruments – International/Global Funds Only. The International/Global Funds may invest in a variety of derivative instruments consistent with their respective investment objectives or for hedging purposes, managing risk or enhancing returns. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.”

Hedging. The International/Global Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in their respective portfolios. Derivatives may also be used by the International/Global Funds to “lock-in” unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. Hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. Derivatives may be used to invest significant cash inflows in the market (i.e., to reduce “cash drag”). Hedging strategies may be used in an attempt to decrease exposure to changing security prices, to decrease currency exchange fluctuations risk, or to reduce unintended tracking error versus the International/Global Funds’ respective benchmarks, or other factors that affect security values. The International/Global Funds can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the International/Global Funds’ investment objectives and are permissible under applicable regulations governing the International/Global Funds. The derivatives and other hedges utilized by the Funds will be considered foreign investments to the extent that they have economic characteristics similar to those of equity securities that the Funds consider to be foreign investments, including for the purpose of determining Ariel Global Fund’s compliance with its 40% test.

Managing Risk. The International/Global Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter (“OTC”) transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts transacted on an organized futures exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not an exchange clearinghouse. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may increase or decrease in value due to market fluctuations. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of such instrument in relation to the underlying asset may be magnified. The successful use of derivatives depends upon a variety of factors, including the portfolio manager’s ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the judgment that the derivative transaction will provide value and is consistent with the respective Fund’s objectives, investment limitations and operating policies.

Credit Risk. A Fund may be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. In all transactions, a Fund will bear the risk that the counterparty may default, resulting in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the portfolio manager reasonably believes are capable of performing under the contract.

Correlation Risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. The effectiveness of hedges using instruments on indexes will depend, in part, on the degree of correlation between price movements in the index and price movements in the investment being hedged.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time or price that is favorable to the International/Global Funds.

Regulatory Risk. It is possible that pending and future regulatory developments affecting derivatives, particularly those in the wake of the 2010 Dodd-Frank Act, could adversely affect the Funds’ ability to use or successfully employ derivative strategies.

No Assurance that Derivatives will be Employed or Successful. The International/Global Funds may choose to use or not to use any derivatives or hedging strategies at the discretion of the Adviser. There is no assurance that a Fund’s use of foreign currency transactions, or any other derivative strategies, will result in a positive net result for a Fund.

Foreign Currency Transactions (Forward Contracts) – International/Global Funds Only. A foreign currency forward contract, or forward contract, is a foreign currency exchange contract that involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers. The International/Global Funds may use forward contracts to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the respective Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A Fund also can use “cross-hedging” where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

The International/Global Funds can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

Currency risk is measured, among other things, at the portfolio level in relation to the benchmark. Due to the Adviser’s bottom-up security selection process, unintended, large underweight or overweight positions may arise in currencies such as Euro, Yen, etc. The International/Global Funds may hedge large currency exposures in an attempt to reduce unintended tracking error versus their respective benchmarks by using currency forward contracts although the Funds will also secure or maintain currency exposure via spot contracts (i.e., foreign currency trades that settle within two days). The Funds’ currency strategy is designed to reduce risk. In the use of this hedging strategy, the Adviser aims to dampen the effects of large currency moves primarily in major benchmark currencies, not eliminate all currency tracking error entirely. A Fund will not be perfectly hedged against its benchmark as the costs could be prohibitive and often unwarranted. In particular, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of forward contracts in this manner might reduce a Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts. The Adviser uses discretion and judgment in determining the cost benefit analysis of hedging.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the International/Global Funds might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge is intended to protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received. The International/Global Funds also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” For example, when a Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency.

A Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund’s commitment under forward contracts. To avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any other currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, a Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, a Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. If the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.

At or before the maturity of a forward contract requiring a Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and offsetting contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, respective interest rates, the length of the contract period and the market conditions then prevailing. Because these contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the International/Global Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The International/Global Funds can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Futures Transactions – International/Global Funds Only. A futures contract is an agreement to buy or sell a security or currency for a set price at a future date. In the U.S., futures contracts are traded on boards of trade that have been designated as “contract markets” or registered as derivatives transaction execution facilities by the CFTC. Currently, there are futures contracts based on a variety of instruments, indexes and currencies. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. However, no Fund will enter into futures contracts that are prohibited under the CEA or would cause the Adviser to lose its exclusion from the definition of a commodity pool operator under CFTC regulations.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. The International/Global Funds may make or take delivery of underlying securities or currencies if it is advantageous to the Fund. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that the sale and purchase obligations will be performed on open positions at the termination of the contract.

On entering into a futures transaction, the International/Global Funds will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to the account only under specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent payments called variation margin is reconciled with the futures broker daily.

Securities Index Futures – International/Global Funds Only. Stock index futures contracts may be used to provide a hedge for a portion of the Funds’ portfolios, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The International/Global Funds may purchase or sell futures contracts with respect to any stock index. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. When a Fund buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. For example, in the case of stock index futures contracts, if a Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund’s not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks.

When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based. To the extent such instruments are permitted by applicable law, this risk will also apply to security futures.

Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

See also a discussion of the risks involving all types of futures in the section above entitled “Futures Transactions.” The tax aspects of futures may be found in the section entitled “Tax Aspects of Certain Hedging Instruments.”

Options on Futures – International/Global Funds Only. Options on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the NAV per share of the Funds are computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices. Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities a Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, a Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

Options – International/Global Funds Only. The International/Global Funds may buy and sell (and sell short) certain kinds of put options (“puts”) and call options (“calls”). The International/Global Funds may buy and sell exchange-traded and over-the-counter (“OTC”) put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Purchasing Options. The International/Global Funds may purchase calls to protect against the possibility that a Fund’s portfolio will not participate in an anticipated rise in the securities market. When a Fund buys a call, other than in a closing transaction, it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it, the call becomes worthless at its expiration date. The Fund will have paid the premium but lost the right to purchase the underlying investment.

The International/Global Funds may buy puts regardless of whether they hold the underlying investment in the portfolios. When a Fund purchases a put, it pays a premium and, except as to puts on indexes, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to sell the underlying investment. The Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

If a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Writing Put Options. The International/Global Funds may write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. If a Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as a Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

A Fund can decide to effect a closing purchase transaction to realize profit on an outstanding put option it has been written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit a Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. A Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

Writing Covered Call Options. The International/Global Funds may write (that is, sell) covered calls. When a Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Funds’ books to enable the Fund to satisfy its obligations if the call is exercised.

When a Fund writes a call option, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. If the Fund owns the underlying security, the Fund continues to bear the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. If the underlying security should rise in value above the call price, the Fund may either have to deliver the underlying security to the owner of the call without profiting from the rise in value, or pay the owner of the call the difference between the call price and the current value of the underlying security.

When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the index does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the premium.

The International/Global Funds’ custodian bank or securities depository acting for the custodian bank, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. No margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When a Fund writes an over-the-counter option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The International/Global Funds may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund’s books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the International/Global Funds’ hedging policies.

Options on Foreign Currencies. The International/Global Funds may purchase and write options on foreign currencies. The International/Global Funds may use foreign currency options contracts to manage exposure to changes in currency exchange rates, to enhance returns through exposure to a foreign currency, or to protect against potential losses in positions denominated on one foreign currency against another foreign currency in which the Fund’s assets are denominated. As in the case of other types of options transactions, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related trading costs. If currency exchange rates do not move in the direction or extent anticipated, a Fund could sustain losses.

A Fund may also write options on foreign currencies for hedging purposes. As a result of writing options on foreign currencies, a Fund may forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on a foreign currency is “covered” if a Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Foreign currency exchange–traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Swap Agreements – International/Global Funds Only. The International/Global Funds may enter into interest rate, index, total return, credit, and currency rate swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The International/Global Funds may enter into swap agreements only to the extent that such positions in the aggregate are consistent with the respective Fund’s investment restrictions. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Fund would calculate the obligations for the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund’s portfolio.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Funds’ total assets. The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the International/Global Funds.

The use of swap agreements by the Funds entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the International/Global Funds. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the International/Global Funds. Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the International/Global Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The International/Global Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under the agreements. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Equity Swaps (Total Return Swaps/Index Swaps) – International/Global Funds Only. The International/Global Funds may invest in equity swaps. Equity swaps may be structured in different ways, including a Fund taking a long position or a short position. If a Fund takes a long position, the counterparty may agree to pay the amount, if any, by which the notional amount of the equity swap would have increased in value plus the dividends that would have been received on the stock. The Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. The return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund. If a Fund takes a short position, a counterparty may agree to pay the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. A Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. The risk of loss is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss is the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps can be volatile and the International/Global Funds may suffer a loss if the Adviser does not analyze and predict future market trends, the value of assets or economic factors accurately. The swap markets have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Tax Aspects of Certain Hedging Instruments – International/Global Funds Only. Certain foreign currency exchange contracts and index futures in which the International/Global Funds can invest are treated as “Section 1256 contracts” under the Internal Revenue Code (“Code”). Gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a Fund at the end of each taxable year are “marked-to-market”, and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Funds enter into may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains or losses recognized by the Funds on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition are treated as ordinary income or loss.

Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.

If a Fund writes a call option, the Fund may realize a profit if the call expires unexercised because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income.

Price Fluctuation Risk. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money market investments over long time periods. However, this potential for higher return comes with the risk of greater short-term price fluctuations. Thus, you should not invest in the Funds if you anticipate a near-term need—typically within five years—for either the principal or the gains from your investment.

Valuation Risk. The price at which a Fund could sell any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities may be affected materially by events after the close of the markets on which they are traded but before a Fund determines its net asset value. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Operational Risk. The Funds and their service providers, and your ability to transact with the Funds, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or the other Fund service providers to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Cyber incidents affecting a Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests. A cyber event could cause a drop in the value of the securities of an issuer and, in extreme cases, cause the issuer to cease doing business.

Cyber events can affect counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

The Adviser maintains a cybersecurity incident response plan managed by the cybersecurity incident response team (“CIRT”). The CIRT’s role is to provide a quick, organized and effective response to cybersecurity-related and physical breach incidents. The CIRT’s mission is to prevent a serious loss of information, information assets, property, and customer confidence by providing an immediate, effective and informed response to any event involving the Adviser’s information systems, networks or workplace. CIRT is chaired by an Information Technology (“IT”) senior vice president. CIRT members include, in addition to IT representatives, senior representatives from the Adviser’s legal, compliance, human resources, finance, operations, marketing and public relations departments. The work of CIRT may overlap with the business continuity plan in the event the security incident leads to, among other things, a loss of use of a key system.

While the Funds and their service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that we have not prepared for certain risks that have not been identified. Furthermore, the Funds may be able to influence, but cannot control, the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. A Fund and its shareholders could be negatively impacted as a result.

Regulatory Risks. The Funds are also subject to the risk that a change in U.S. law and related regulations will impact the way the Funds operate, increase the costs of the Funds’ operations, and/or change the competitive landscape.

Note to Fund Shareholders that Hire Aggregators. Mutual fund investors may hire aggregators to obtain their investment data by logging in to their online mutual fund investment accounts, using their user names and passwords, and copying and pasting the mutual fund investment account information into their own online platforms or smart phone applications to help users manage their money. Shareholders who hire aggregators should be aware that they are exposed to increased privacy/cybersecurity risks.

DIVIDENDS, CAPITAL GAINS AND TAXES

The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

The Trust intends to operate each Fund to qualify as a regulated investment company under Subchapter M of the Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986.

Dividends from net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

Dividend and Distribution Payment Options. Dividends and any distributions from the Funds are automatically reinvested in the Funds at NAV, unless you elect to have the dividends paid in cash. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

Taxes on Distributions. Distributions are subject to federal income tax, and also may be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds’ income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government securities. You should consult your tax adviser on the taxability of your distributions.

“Buying a Dividend.” At the time of your purchase of shares, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts that are later distributed to you are fully taxable. On the ex-dividend date of a distribution, the Fund’s share value is reduced by the amount of the distribution. If you buy shares on or before the record date (“buying a dividend”) you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

Capital Gains and Losses. If you sell your shares or exchange them for shares of another Fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares that were sold or exchanged. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Backup Withholding and Broker Reporting. The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction if you do not provide your correct Social Security number (“SSN”) or Tax Identification Number (“TIN”) and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs a Fund to do so. The Funds are notified by the Internal Revenue Service that the SSN or TIN provided by the shareholder is incorrect or that there has been under-reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder’s name, address, account number and TIN; (b) the total dollar value of the redemptions; and (c) each Fund’s identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

Taxes on Foreign Investments. When a Fund invests in foreign securities, it may be subject to foreign withholding taxes on dividends or interest it receives on foreign securities and other taxes. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.

PURCHASING, EXCHANGING AND REDEEMING SHARES

This information supplements the discussion in the Funds’ Prospectus under the heading, “Managing Your Account.” Shares of the Funds may be purchased directly from the Trust or through certain financial institutions. Shares of the Funds may also be purchased through brokers or dealers that have a sales agreement with Ariel Distributors, LLC (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser. Shares purchased through a dealer may be subject to administrative charges or transaction fees.

Anti-Money Laundering Compliance. As described in the Prospectus, in accordance with the regulations issued under the USA PATRIOT Act, the Trust and its transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. The Funds must do this in an effort to ensure that they are not used as a vehicle for money laundering.

Verifying your identity may include checking your identifying information against various databases. The Funds also may ask to see identifying documents, such as a driver’s license or other state identification card for an individual, or a business license for an entity, to verify your identity. If the Funds are unable to verify your identity based on the information you provide, and your account is closed and liquidated, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform you that they have taken the actions described above.

The Funds reserve the right to stop selling shares at any time. The Funds also reserve the right to terminate the privilege of any shareholder to open an account or maintain an existing account, or to execute, purchase or exchange transactions in any account at any time in the Funds with or without prior notice, if such shareholder appears to be market timing or if any transaction is inconsistent with the Funds’ frequent trading policies and procedures.

U.S. Government Requests for Financial Records. Investment companies are subject to legal provisions that require a financial institution to produce a customer’s or entity’s financial records in response to a request from certain specified U.S. Government authorities and may prohibit the financial institution and any of its officers, employees or agents from disclosing to any person that a Government authority has sought or obtained access to a customer’s financial records. In requesting such records, the requesting U.S. Government authority must submit to the financial institution a written certificate that is signed by an appropriate supervisory official of the authority and that certifies to the financial institution that the U.S. Government authority has complied with relevant law. In addition, financial institutions must comply with a request for financial records made by the Federal Bureau of Investigation (“F.B.I.”) when the F.B.I.’s Director or the Director’s authorized designee certifies in writing to the financial institution that such records are sought for proper foreign counter-intelligence purposes.

Purchasing Through Retirement Accounts. To purchase shares of a Fund for a retirement plan, contact the Funds for complete information kits discussing the plans and their benefits, provisions and fees.

You may establish your new account through one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Before opening a retirement account, consult your tax adviser to determine which options are best suited to your needs. The Funds may determine from time to time to waive the annual fee for Individual Retirement Accounts (IRAs).

•

Traditional IRAs: available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You also may be able to make investments in the name of your spouse, if your spouse has no earned income.

•

Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

•	Coverdell Education Savings Accounts: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

•	Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

•	Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

Other Information About 403(b)(7) Custodial Accounts. Existing 403(b)(7) Custodial Account holders will be charged a $15 annual record-keeping fee or a $60 one-time, lifetime record-keeping fee.

When Your Account Will Be Credited. Certain financial institutions or broker-dealers or their respective designees that have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

Other Information about Purchasing Shares. Although there is no sales charge imposed by the Funds when you purchase shares directly, certain dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

Other Information about Exchanging Shares. All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Trust.

See also “Dividends, Capital Gains and Taxes.”

In-Kind Redemptions. The Funds have filed a notice of election under Rule 18f-1 and reserve the right to honor any request for redemption or purchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash. The Funds have committed to pay in cash all requests for redemptions by a shareholder, limited in amount during any 90-day period to the lesser of $250,000 or 1% of a fund’s NAV at the beginning of such period.

In-Kind Purchases. Shares of the Funds may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for the respective Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies. In an in-kind purchase, investors transfer securities to a Fund in exchange for Fund shares. Securities accepted by a Fund in an in-kind purchase will be valued at market value. In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value.

Telephone Transactions. During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request. The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

Special Services and Charges. The Funds pay for general shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of a Fund through a program of services offered by a dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

Other Information about Redemptions. If you redeem shares through dealers or other financial institutions, they may charge you a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days.

Abandoned Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted Disclosure of Portfolio Holdings Policies and Procedures (the “Disclosure Policies”). It is the policy of the Adviser to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as described below. Nothing in the Disclosure Policies is intended to prevent the disclosure of any and all portfolio information to the Funds’ services providers, such as the Adviser, the Distributor, the Trustees of the Funds, the Directors of the Adviser, the Funds’ custodian, fund accountant, administrator or sub-administrator, and as applicable, independent public accountants and attorneys, who generally need access to such information in the performance of their contractual duties and responsibilities and who are subject to duties of confidentiality imposed by law and/or contract.

For purposes of the Disclosure Policies, portfolio holdings information does not include aggregate, composite or descriptive information that, in the opinion of the Funds’ Chief Compliance Officer (“CCO”) or designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, or market capitalization; performance attributions by industry, sector or country; or (3) aggregated risk statistics.

The Funds publicly disclose all portfolio holdings (and related analytical information) as of the end of the most recent reporting period (reporting period to be no more frequently than monthly, but at least every fiscal quarter) on the Funds’ website, generally within five days of the reporting period. The Adviser is responsible for posting the holdings.

There are numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.

The Adviser will not disclose the portfolio holdings of any separate account to any unaffiliated third party except as provided below. Nothing herein is intended to prevent the disclosure of any and all portfolio information to authorized service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Adviser, the Distributor, or the client’s custodian and authorized consultants, as well as each of their respective accountants, attorneys, and are subject to duties of confidentiality imposed by law and/or contract.

1.             Representative Account Disclosure

The Adviser manages numerous client separate accounts in various asset classes pursuant to different investment styles. All fully discretionary client accounts are included within a composite of client accounts that are managed in a specific style and constructed in accordance with GIPS guidelines. For all styles, the portfolio and analytical information of a client separate account may be utilized as a “representative account” (“Representative Account”) so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants and others. This disclosure of a Representative Account’s holdings is permitted provided that (a) the applicable client is not identified as being the Representative Account and (b) the portfolio holdings are as of the reporting period, and the portfolio holdings have been posted to our public web site. If the portfolio holdings are posted to our public web site for the quarter end period, we may supply to consultants the month end portfolio holdings for the Representative Account for each month end during that quarter.

2.             Previously Available Information

The Adviser’s separate account clients custody their assets with third-party custodians they retain. As such, each client has the ability to monitor the trading activity in its account on a daily basis. This policy is not intended to prevent communications with clients concerning the portfolio holdings or activity in their own accounts or prohibit portfolio holdings disclosure to those persons or entities in active contract negotiations requiring such information in managing the transition of assets.

Portfolio managers and other senior officers or spokespersons of the Adviser or the Funds may be interviewed from time to time. The Adviser has adopted a Press Policy to govern these public appearances.

The Adviser’s trading department may periodically distribute a holdings list (consisting of names only) to brokers so that such brokers can provide the Adviser with natural order flow. The Adviser’s trading department may also periodically distribute to outside third parties lists of applicable investments held in the aggregate by all its clients (including the Funds) for the purpose of facilitating efficient trading of such securities and receipt of relevant research. In no case may such lists identify individual clients or individual client position sizes. Furthermore, such information may only be disclosed using reporting period data. In the event that reporting period data is not used, then such disclosure shall be subject to the requirements set forth below.

It is the policy of both the Adviser and the Funds to prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosure of the Adviser’s client portfolio holdings. However, the Adviser has licensed one of its model portfolios to a third party for a fee and may enter into other such arrangements. Under these arrangements, the Adviser will disclose Representative Account holdings, including buy and sell recommendations, to these third parties on a periodic basis. These third parties are not provided most of the services the Adviser commonly provides to its separate account clients, such as trading securities, proxy voting and reporting.

Prior to disclosing non-public portfolio holdings belonging to the Funds or Representative Account holdings to third parties, the Adviser’s employees or representatives must obtain the approval of the Funds’ CCO for requests pertaining to the Funds and, for requests pertaining to Representative Account holdings, the Adviser’s CCO.

The disclosure of non-public aggregate portfolio holdings of the Funds to third parties may only be made following a determination by the Funds’ CCO that the disclosure is for a legitimate business purpose and in the best interests of the Funds’ shareholders. Only the Funds’ CCO may authorize the release of non-public aggregate portfolio holdings of the Funds to third parties.

The disclosure of non-public Representative Account portfolio holdings of other clients of the Adviser to third parties may only be made following a determination by the CCO that the disclosure is for a legitimate business purpose and in the best interests of the Adviser’s clients. Only the CCO may authorize the release of non-public Representative Account portfolio holdings of other clients of the Adviser to third parties.

In considering whether the disclosure of such information is for a legitimate business purpose and in the best interests of the Funds’ shareholders or other clients of the Adviser, the CCO must consider the conflicts between the interests of the Funds’ shareholders or other clients of the Adviser and those of the Funds’ investment adviser and any affiliated person of the Funds. The CCO must document any decisions regarding disclosure of non-public portfolio holdings and the rationale therefore. In connection with the oversight responsibilities by the Board, any documentation regarding decisions involving the disclosure of aggregate non-public portfolio holdings of the Funds to third parties must be provided to the full Board or a designated committee of the Board.

Any recipient of non-public Fund or Representative Account portfolio holdings information must sign a written Confidentiality Agreement and agree not to trade in securities on the basis of non-public information included in the disclosure and not to further disclose such non-public information. Alternatively, the recipient must be bound by applicable duties of confidentiality imposed by law. The CCO may implement additional procedures to monitor the use of such disclosed information as he or she believes is necessary and appropriate. If such procedures involve the disclosure of non-public aggregate portfolio holdings of the Funds, then such additional procedures shall be communicated to the Board or a designated committee of the Board, as deemed appropriate by the CCO.

Except as to third party service providers subject to duties of confidentiality imposed by law and/or written contract, a separate Confidentiality Agreement created for the purpose of satisfying the requirements of this policy must be in form and substance acceptable to, and approved by, the CCO or, in her absence, her designees. Any new Confidentiality Agreement must be consistent with this policy, and any existing Confidentiality Agreements that cease to satisfy the requirements of this policy, as amended, must be amended promptly to comply. All Confidentiality Agreements involving the disclosure of non-public aggregate portfolio holdings of the Funds must be reported to the Board or a designated committee of the Board.

In certain cases involving sophisticated prospective investors, the CCO may authorize the release of non-public Representative Account portfolio holdings information during the prospecting process to the managers or consultants of such accounts without a Confidentiality Agreement, provided that i) all such information is appropriately legended as confidential, for the purpose of analysis only, and contains non-public information which should not be further disclosed without the Adviser’s and the Funds’ written approval, and ii) the CCO, in documenting her decision to waive a Confidentiality Agreement, identify the rationale of such waiver.

Notwithstanding anything in the Disclosure Policies to the contrary, the Board and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. For example, the Adviser may determine to not provide purchase and sale information for less liquid securities. Further, the Disclosure Policies may not be waived, or exceptions made, without the written consent of the CCO. All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, Trust, or any of their affiliates or service providers may file any report required by applicable law (such as, Schedules 13D and 13G and Form 13F), respond to requests from regulators, and comply with valid subpoenas. Currently, the Trust is required to file reports containing the Funds’ complete portfolio schedules with the SEC on Form N-Q (first and third quarters) and on Form N-CSR (second and fourth quarters) not later than 60 days after the close of each respective quarter of the fiscal year. After June 1, 2018, the Funds will prepare the new monthly Form N-PORT (which will eventually replace the Form N-Q) and will prepare and file the new Form N-CEN annually in lieu of the Form N-SAR.

As of December 31, 2017, each of the below listed third party service providers receive information concerning the Funds’ and/or aggregate client portfolio holdings: (1) Deloitte & Touche LLP (serves as the Funds’ independent registered public accountants); (2) Greenberg Traurig LLP (serves as counsel to the Funds); (3) K&L Gates LLP (serves as counsel to the Independent Trustees); (4) The Northern Trust Company (“Northern Trust”) (serves as the fund administrator (for the International/Global Funds) and sub-administrator (for the Domestic Funds), custodian, and fund accountant); (5) U.S. Bancorp Fund Services, LLC (serves as the Funds’ transfer agent, dividend disbursing agent, and shareholder servicing agent); (6) Institutional Shareholder Services, Inc. (provides proxy voting services and screening services); (7) FactSet Research Systems Inc. (provides portfolio attribution reports); (8) BNY Mellon (provides portfolio analysis); (9) Indata (provides portfolio analysis); (10) Electra Information Systems (provides electronic reconciliation services); (11) ITG Solutions Network, Inc. (provides MacGregor XIP, the Adviser’s trade order management system); (12) Fiserv Investment Services (provides APL, the Adviser’s electronic book of records for the Domestic Funds); (13) Archer (provides the Adviser’s electronic book of records for the International/Global Funds); (14) Eagle Investment Systems, LLC (will be providing the Adviser’s electronic book of records for all Funds upon the transition from Fiserv Investment Services and Archer some time in 2018) (15) Morningstar, Inc. (provides fund evaluation services); and (16) Lipper Inc. (provides fund evaluation services). The Funds and/or the Adviser may provide portfolio holdings to other appropriate service providers in accordance with these policies.

The Board reviews the Disclosure Policies at least annually and must approve all material amendments thereto.

PRICING SHARES

Net Asset Value (“NAV”). The NAV per share of a Fund, the price at which the Fund’s shares are purchased and redeemed, is determined every business day as of the close of the NYSE (generally, 3:00 p.m., Central Time), and at such other times as may be necessary or appropriate. The Funds do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is computed by dividing the value of a Fund’s total assets, less its liabilities, by the total number of shares outstanding.

To the extent that a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

The Funds strictly prohibit late day trading. Orders for purchases and sales must be placed on or before the close of the NYSE to receive that day’s share price. If an order is received after the close of the NYSE, the order is processed at the NAV next calculated on the following business day. In addition, all broker-dealers and administrators are required by contract (and, in the case of broker-dealers, by regulation) to only execute orders that are placed at or before the close of the NYSE. However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents as orders received by the close of the NYSE on a given day were in fact received by the intermediary by that time.

Valuation. Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange or market on which such securities are primarily traded, and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the Fund’s pricing agent) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by the Funds’ accounting agent. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the NAV of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.

Short term debt securities, having maturities of 60 days or less, are valued at amortized cost, so long as it approximates fair value. All other debt securities are valued using evaluated prices or matrix pricing methods determined by the Fund’s pricing agent which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities.

Market quotations may be deemed unavailable in certain contexts, including, but not limited to, where the Adviser reasonably believes a quotation does not reflect the price as of the market close. For example, certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures approved by the Board.

In the event that the Adviser determines that market quotations are not available for any security, a fair value of such security will be determined in good faith by the Adviser’s Valuation Committee comprised of individuals appointed by the Board. The Valuation Committee, in making the determinations of fair value, shall be guided by the overall criterion that fair value is a price at which the securities in the size involved would change hands in a transaction between a willing buyer and a willing seller, neither being under compulsion to buy or sell and both having the same knowledge and relevant facts. The inputs considered by the Valuation Committee and procedures followed are approved by the Board and reviewed at least annually.

For securities valued using these fair value procedures, the Board is given a quarterly report comparing prices determined using these procedures with, as applicable, (i) subsequent actual sales prices for such securities, or (ii) the next readily-available market quotation for such security. In addition, the Board is given any other information as requested for the Board to review the appropriateness of a previously-approved fair value methodology.

INVESTMENT ADVISER AND FUND ADMINISTRATOR

Investment Adviser. Ariel Investments, LLC, headquartered at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, acts as investment adviser under agreements with the Trust for each of the Funds. Ariel also serves as the administrator for all Funds except the International/Global Funds. Ariel Capital Management Holdings, Inc., an entity that is controlled by John W. Rogers, Jr., is the sole managing member of the Adviser. John W. Rogers, Jr. is the Chief Executive Officer of the Adviser and, as the controlling person of Ariel Capital Management Holdings, Inc., controls the Adviser.

A Management Agreement between the Domestic Funds and the Adviser, and an Advisory Agreement between the International/Global Funds and the Adviser (collectively the “Management Agreements”), will remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreements or an “interested person” of any such party, as that term is defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Management Agreements may be terminated without penalty by the Trust or the Adviser upon 60 days’ prior written notice; the Management Agreements automatically terminate in the event of their assignment.

Pursuant to the Management Agreements, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund’s investment objectives and policies stated above and any directions which the Trust’s Board may issue from time to time. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space and administrative services for the Domestic Funds, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Domestic Funds’ day-to-day management and administration. The International/Global Funds have contracted separately with third parties for fund accounting and fund administration services.

The Adviser is paid for its investment and administration services provided to Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average daily net assets, and 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2017, the fee paid to the Adviser by Ariel Fund was 0.58% of average daily net assets for the Investor Class and 0.58% of the average daily net assets for the Institutional Class.

The Adviser is paid for its investment and administration services provided to Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2017, the fee paid to the Adviser by Ariel Appreciation Fund was 0.69% of average daily net assets for the Investor Class and 0.69% of the average daily net assets for the Institutional Class.

The Adviser is paid for its investment and administration services provided to Ariel Focus Fund at an annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average net assets, and 0.55% of average daily net assets over $1 billion. Prior to February 1, 2014, for its investment and administration services, the Adviser received payment at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2017, the fee paid to the Adviser by

Ariel Focus Fund, after fee waivers, was 0.46% of average daily net assets for the Investor Class and 0.50% of the average daily net assets for the Institutional Class.

The Adviser is paid for its investment and administration services provided to Ariel Discovery Fund at the annual rate of 0.80% of the first $500 million of average daily net assets, 0.75% for the next $500 million of average daily net assets, and 0.70% of average daily net assets over $1 billion. Prior to February 1, 2014, for it investment and administration services, the Adviser received payment at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.95% for the next $500 million of average daily net assets, and 0.90% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2017, the fee paid to the Adviser by Ariel Discovery Fund, after fee waivers, was 0.57% of average daily net assets for the Investor Class and 0.65% of the average daily net assets for the Institutional Class.

The Adviser is paid for its investment services provided to each of the International/Global Funds at the annual rate of 0.80% of the first $1 billion of average daily net assets of each Fund and 0.75% of average daily net assets over $1 billion. Prior to February 1, 2014, for its investment services, the Adviser received payment at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.95% for the next $500 million of average daily net assets, and 0.90% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2017, the fee paid to the Adviser by Ariel International Fund, after fee waivers, was 0.63% of average daily net assets for the Investor Class and 0.74% of the average daily net assets for the Institutional Class. For the fiscal year ended September 30, 2017, the fee paid to the Adviser by Ariel Global Fund, after fee waivers, was 0.53% of average daily net assets for the Investor Class and 0.69% of the average daily net assets for the Institutional Class.

For the fiscal years ended September 30, 2017, 2016 and 2015, the Adviser waived fees or reimbursed Fund expenses in the following amounts.

Investor Class	As of September 30
	2017	2016	2015
Ariel Fund	$0	$0	$0
Ariel Appreciation Fund	$0	$0	$0
Ariel Focus Fund	$76,961	$119,208	$185,270
Ariel Discovery Fund	$17,959	$37,373	$70,860
Ariel International Fund	$111,597	$125,998	$152,208
Ariel Global Fund	$27,448	$35,185	$59,887

Institutional Class	As of September 30
	2017	2016	2015
Ariel Fund	$0	$0	$0
Ariel Appreciation Fund	$0	$0	$0
Ariel Focus Fund	$19,918	$35,669	$39,173
Ariel Discovery Fund	$46,866	$84,776	$96,396
Ariel International Fund	$172,056	$53,313	$146,039
Ariel Global Fund	$93,029	$85,849	$165,581

Fees paid to the Adviser under the Management Agreements, net of applicable fee waivers or expense reimbursements, for the fiscal years ended September 30, 2017, 2016 and 2015 were as follows.

Investor Class	As of September 30
	2017	2016	2015
Ariel Fund	$9,190,122	$8,765,419		$10,701,918
Ariel Appreciation Fund	$10,359,748	$10,595,052		$12,644,011
Ariel Focus Fund	$182,162	$99,356		$140,778
Ariel Discovery Fund	$45,819	$11,452	-$	3,996^
Ariel International Fund	$416,842	$244,445	-$	97,514^
Ariel Global Fund	$52,524	$27,531	-$	26,990^

^ Negative amounts indicate fee waivers and/or expense reimbursement paid by the Adviser in excess of the advisory fees incurred.

Institutional Class	As of September 30
	2017	2016	2015
Ariel Fund	$3,589,871	$3,026,368		$3,277,807
Ariel Appreciation Fund	$1,611,517	$1,500,774		$1,378,711
Ariel Focus Fund	$64,288	$33,651		$40,812
Ariel Discovery Fund	$203,649	$127,524		$166,188
Ariel International Fund	$1,941,040	$373,390	-$	76,110	^
Ariel Global Fund	$561,278	$413,651		$274,109

^ Negative amounts indicate fee waivers and/or expense reimbursement paid by the Adviser in excess of the advisory fees incurred.

The Domestic Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that the Adviser is subject to an ongoing contractual obligation as part of the Management Agreement to reimburse Ariel Fund and Ariel Appreciation Fund to the extent the respective total annual operating expenses exceed 1.50% of the first $30 million and 1% of their respective average daily net assets in excess of $30 million of the Investor Class of each Fund. The Adviser is contractually obligated to waive fees or reimburse expenses pursuant to an expense limitation agreement in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class, through the fiscal year ended September 30, 2019. After that date, there is no assurance that such expenses will be limited. In addition, the Adviser is contractually obligated pursuant to an expense limitation agreement to waive fees or reimburse expense in order to limit Ariel Discovery Funds’ total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, through the fiscal year ended September 30, 2019. After that date, there is no assurance that such expenses will be limited. The fee waiver and expense reimbursement agreements for the Domestic Funds exclude brokerage, taxes, interest, expenses under the Rule 12b-1 Plan of Distribution discussed below, and extraordinary items. The Adviser has a right to recapture previously waived fees and reimbursed expenses for Ariel Fund and Ariel Appreciation Fund, but has no right to recapture previously waived fees or reimbursed expenses for the other Funds.

The International/Global Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that, pursuant to an expense limitation agreement, the Adviser must reimburse the International/Global Funds to the extent their respective total annual operating expenses (excluding brokerage, taxes, interest, expenses under the Rule 12b-1 Plan of Distribution discussed below, and extraordinary items) exceed 1.13% of net assets for the Investor Class and 0.88% for the Institutional Class, through the end of the fiscal year ended September 30, 2019. After that date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously waived fees or reimbursed expenses.

Portfolio Managers – Ariel Fund. John W. Rogers, Jr. is the Lead Portfolio Manager for Ariel Fund (small/mid cap value). As such, he makes the final investment decisions for the Fund and works closely with Portfolio Managers, John P. Miller and Kenneth E. Kuhrt. As of September 30, 2017, other small cap value accounts co-managed by Messrs. Rogers and Kuhrt include 33 institutional accounts totaling approximately $836.8 million in assets and 13 other accounts (which include wrap accounts and high net worth individuals) totaling approximately $82.0 million in assets. As of September 30, 2017, other small/mid cap value accounts co-managed by Messrs. Rogers and Miller include 9 institutional accounts totaling approximately $347.2 million in assets and 7 other accounts (which include wrap accounts and high net worth individuals) totaling approximately $21.0 million in assets. Fees based in whole or in part on performance are charged for 1 of these accounts that had $49.7 million aggregate assets as of September 30, 2017. As of September 30, 2017, other than Mr. Rogers’ management of Ariel Appreciation Fund and Mr. Kuhrt’s management of Ariel Discovery Fund, Messrs. Rogers, Miller and Kuhrt did not manage any other investment companies or other pooled investment vehicles. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Portfolio Managers – Ariel Appreciation Fund. John W. Rogers, Jr. and Timothy Fidler serve as Co-Portfolio Managers for Ariel Appreciation Fund. As of September 30, 2017, other accounts managed by Messrs. Rogers and Fidler include 23 institutional accounts totaling approximately $614.4 million in assets, 1 investment company sub-advisory account totaling approximately $167.7 million in assets, and 61 other accounts (which include wrap accounts and high net worth individuals) totaling approximately $165.3 million in assets. As of September 30, 2017, other than Mr. Rogers’ management of Ariel Fund, Messrs. Rogers and Fidler did not manage any other investment companies or other pooled investment vehicles. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Portfolio Manager – Ariel Focus Fund. Charles K. Bobrinskoy is the Portfolio Manager of Ariel Focus Fund. As of September 30, 2017, other accounts managed by Mr. Bobrinskoy include 1 institutional account totaling approximately $136.3 million in assets and 2 high net worth accounts totaling approximately $1.5 million in assets. As of September 30, 2017, Mr. Bobrinskoy did not manage any other investment companies or other pooled investment vehicles. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Portfolio Managers – Ariel Discovery Fund. David M. Maley is the Lead Portfolio Manager for the Ariel Discovery Fund (small cap deep value) and, as such, makes the final investment decisions for the Fund. He works closely with Kenneth E. Kuhrt, Portfolio Manager. As of September 30, 2017, micro cap value accounts managed by Messrs. Maley and Kuhrt include 17 institutional accounts totaling approximately $179.1 million in assets and 16 high net worth accounts totaling approximately $23.1 million in assets. As of September 30, 2017, small cap deep value accounts managed by Messrs. Maley and Kuhrt include 11 institutional accounts totaling approximately $282.5 million in assets, 1 high net worth account totaling approximately $17.6 million in assets and 1 investment company sub-advisory account totaling approximately $7.8 million in assets. As of September 30, 2017, other than Mr. Kuhrt’s management of Ariel Fund, Mr. Maley and Mr. Kuhrt did not manage any other investment companies or other pooled investment vehicles. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Portfolio Manager – Ariel International Fund and Ariel Global Fund. Rupal J. Bhansali is the Portfolio Manager for the International/Global Funds. As of September 30, 2017, other accounts managed by Ms. Bhansali include 30 institutional accounts totaling approximately $4.8 billion in assets, 5 high net worth accounts totaling approximately $114.2 million in assets, and 1 private fund with $40.1 million in assets. Fees based in whole or in part on performance are charged for 1 of these accounts that had $157.9 million in assets as of September 30, 2017. As of September 30, 2017, Ms. Bhansali did not manage any other investment companies. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Portfolio Manager Compensation – John W. Rogers, Jr. As of September 30, 2017, Mr. Rogers’ compensation is determined by the Adviser’s Board of Directors and is composed of:

(1)	Base Salary. Base salary is a fixed amount determined annually and is calculated based upon market factors for chief executive officers with portfolio management responsibilities.
(2)	Discretionary Cash Bonus. Discretionary cash bonuses are related to the profitability of the Adviser.
(3)	Annual Restricted Stock Grants. Stock grants awarded are based upon Mr. Rogers’ contribution to the Adviser.

Portfolio Manager Compensation – All Others. As of September 30, 2017, the other portfolio managers’ compensation is determined by Mr. Rogers, in consultation with the Adviser’s Board. Their compensation consists of:

(1)

Base Salary. Base salary is a fixed amount determined annually. Base salaries vary among the portfolio managers and may be based on factors such as level of experience, position responsibilities, and years of service.

(2)	Discretionary Cash Bonus. Discretionary cash bonuses are related to the profitability of the Adviser.
(3)	Annual Restricted Stock Grants. Stock grants awarded are based on the portfolio manager’s contribution to the Adviser.

The Adviser attempts to align the interests of the portfolio managers and Fund shareholders in determining the portfolio managers’ compensation. Each portfolio manager is evaluated on qualitative factors, which may include: technical skills, productivity, communication skills, industry knowledge, contribution to long-term performance of the Funds (and other accounts) he or she manages, and consistent exhibition of the Adviser’s firm values. There is no mathematical formula attributed to any of the factors considered in determining the value of each form of compensation; rather, each factor considered is a part of a comprehensive qualitative review.

As of September 30, 2017, Messrs. Rogers, Miller, Fidler, Bobrinskoy, Maley and Kuhrt and Ms. Bhansali had invested the following amounts in the Funds. Investments are listed in the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund	Total Invested in All Funds
John W. Rogers, Jr.	over $1,000,000	over $1,000,000	over $1,000,000	over $1,000,000	$100,001 - $500,000	none	over $1,000,000
John P. Miller	over $1,000,000	$100,001 - $500,000	$100,001 - $500,000	$50,001 - $100,000	$100,001 - $500,000	$50,001 - $100,000	over $1,000,000
Timothy Fidler	$10,001 - $50,000	over $1,000,000	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000	$10,001 - $50,000	over $1,000,000
Charles K. Bobrinskoy	over $1,000,000	over $1,000,000	over $1,000,000	$100,001 - $500,000	$100,001 - $500,000	none	over $1,000,000
David M. Maley	$100,001 - $500,000	$100,001 - $500,000	$50,001 - $100,000	over $1,000,000	$50,001 - $100,000	$50,001 - $100,000	over $1,000,000
Kenneth E. Kuhrt	$100,001 - $500,000	$50,001 - $100,000	$1 - $10,000	$100,001 - $500,000	$50,001 - $100,000	$10,001 - $50,000	$500,001 - $1,000,000
Rupal J. Bhansali	none	none	none	none	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000

Code of Ethics. The Adviser, the Trust and the Distributor (collectively, the “Ariel entities”) have adopted a combined Code of Ethics that meets the requirements of Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended (the “Code of Ethics”). The Code of Ethics describes the Ariel entities’ policies and procedures pertaining to personal securities transactions and giving and accepting gifts and entertainment. Subject to the limitations set forth in the Code of Ethics, the officers, directors, Trustees and employees of the Ariel entities may invest in securities, including securities that may be purchased or held by the Funds. A copy of the Code of Ethics is on public file with the SEC and is available on the SEC’s website at http://www.sec.gov.

Fund Sub-Administrator/Administrator. The Adviser has entered into an agreement with Northern Trust, located at 50 South LaSalle Street, Chicago, Illinois 60603, under which Northern Trust provides certain sub-administration services to the Domestic Funds as of April 1, 2016. In addition, as of April 1, 2016, the International/Global Funds have entered into an agreement with Northern Trust, under which Northern Trust provides administration services to the International/Global Funds. Under the direction and supervision of the Adviser, Northern Trust performs fund sub-administration and administration services and prepares reports for the Board. Prior to April 1, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) served as the Funds’ administrator and sub-administrator. For the respective fiscal years, the Adviser (with respect to the Domestic Funds) and the Funds (with respect to the International/Global Funds) compensated USBFS and Northern Trust for such services in the following amounts:

	2017	2016	2015
Ariel Fund	$ 135,261	$ 118,765	$ 129,628
Ariel Appreciation Fund	$ 106,757	$ 104,107	$ 111,546
Ariel Focus Fund	$ 3,266	$ 8,403	$ 13,106
Ariel Discovery Fund	$ 2,429	$ 7,748	$ 12,048
Ariel International Fund	$ 22,723	$ 32,489	$ 50,000
Ariel Global Fund	$ 8,638	$ 30,471	$ 50,000

Approval of the Management Agreements. The Board is scheduled to meet four times a year. The Trustees, including the Independent Trustees, believe that matters bearing on the Management Agreements are considered at most, if not all, of their meetings. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees. A discussion of the Trustees’ considerations regarding the Management Agreements is contained in the Funds’ Semi-Annual Report for the six months ended March 31.

METHOD OF DISTRIBUTION

Distributor. Ariel Distributors, LLC (the “Distributor”) is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement and the Rule 12b-1 Plan of Distribution (the “Distribution Plan”) adopted by each Fund, the Distributor, as the principal underwriter, receives a fee at the annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class of shares for its distribution services and for assuming certain marketing expenses. The Distribution Plan is intended to facilitate the growth of each Fund’s assets, which is anticipated to benefit shareholders through economies of scale in management expenses and lower flow volatility. If successful, the Distribution Plan should help reduce a Fund’s expense ratio. The Distributor engages in a continuous offering of shares of the Funds. The Distributor is located at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. The Distributor is an affiliate and wholly-owned subsidiary of the Adviser and, as such, the Interested Trustees and Officers of the Trust have an indirect financial interest in the operation of the Distribution Plan.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Class for each Fund. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity that is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of the Fund’s average daily net assets in connection with the distribution of that Fund’s Investor Class of shares. While it is anticipated that the expenses of distribution will equal or exceed the fees collected by the Distributor, it is possible under the Distribution Plan for the Distributor to make a profit for its service for distribution. The Distribution Plan compensates the Distributor regardless of its expenses. In addition, to the extent that any investment advisory fees paid by the Funds to the Adviser may in turn be used by the Adviser to finance any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, such payments are not prohibited by the Distribution Plan but are deemed to be outside of the Plan. For the following fiscal years ended September 30, the Funds paid Distribution Plan expenses to the Distributor as follows:

	2017	2016	2015
Ariel Fund	$ 3,932,643	$ 3,730,834	$ 4,605,158
Ariel Appreciation Fund	$ 3,735,340	$ 3,822,890	$ 4,603,590
Ariel Focus Fund	$ 99,667	$ 84,067	$ 125,448

	2017	2016	2015
Ariel Discovery Fund	$ 19,927	$ 15,255	$ 20,913
Ariel International Fund	$ 165,838	$ 115,908	$ 17,056
Ariel Global Fund	$ 24,989	$ 19,595	$ 10,254

The following amounts paid to the Distributor under the Distribution Plan during the fiscal year ended September 30, 2017 were spent on:

	Brokers-Dealers	Advertising	Promotional Events	Design, Printing and Mailing
Ariel Fund	$2,905,520	$207,858	$568,358	$85,649
Ariel Appreciation Fund	$2,823,776	$196,090	$540,471	$81,439
Ariel Focus Fund	$39,935	$5,234	$14,276	$2,148
Ariel Discovery Fund	$6,710	$1,044	$2,819	$422
Ariel International Fund	$155,837	$8,494	$23,438	$3,501
Ariel Global Fund	$16,792	$1,287	$3,493	$525

	Fulfillment Services	Conferences and Dues	Other
Ariel Fund	$ 8,563	$ 166,753	$ 1,303,964
Ariel Appreciation Fund	$ 8,136	$ 157,136	$ 1,236,998
Ariel Focus Fund	$ 214	$ 4,188	$ 32,782
Ariel Discovery Fund	$ 41	$ 831	$ 6,491
Ariel International Fund	$ 350	$ 6,746	$ 53,661
Ariel Global Fund	$ 53	$ 1,022	$ 8,040

The Distribution Plan finances the distribution of the Investor Class shares of all series of the Trust. The above allocations to each Fund of the amounts spent in each category are based on relative net asset size and are not based on a Fund-level expense analysis.

In connection with the exchange privilege with respect to the money market fund made available by the Trust, the Distributor has established and maintains accounts for such shareholders at USBFS, the Funds’ transfer agent (as described below), and the money market fund’s transfer agent. The Distributor receives a fee from the money market fund at the rate of 0.25% of the average net assets of such accounts. Such fees help defray the costs of maintaining these accounts, including fees paid to the transfer agent. In certain years, the Distributor may make a profit from the fees it receives from the money market fund.

The Distribution Plan was approved for the Investor Class for each Fund by the Board, including a majority of the Independent Trustees who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and its shareholders.

The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and (ii) the vote of a majority of the entire Board.

Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Funds, including compensation to broker-dealers in consideration of promotional or administrative services. Further details regarding these payments are set forth below.

Payments to Unaffiliated Financial Intermediaries for Shareholder Distribution and Servicing. The Funds have authorized certain unaffiliated financial intermediaries (such as brokers, dealers, advisors, third-party record keepers, trusts, and financial planners) to accept on their behalf purchase and redemption orders and to provide other shareholder services. Orders will be priced at the applicable Fund’s NAV next computed after they are accepted by a financial intermediary.

The Funds pay the Distributor for distribution services it provides to the Funds’ Investor Class shares in accordance with Rule 12b-1. For both Investor Class and Institutional Class shares, the Funds also may pay financial intermediaries for performing sub-accounting or other administrative services for which the Funds otherwise would pay its transfer agent. Such sub-accounting (also known as sub-transfer agency or Sub-TA) services are not related to the distribution of Fund shares.

The Distributor may make payments, at its own expense, to financial intermediaries for providing distribution-related and/or sub-accounting shareholder services to shareholders. Sub-accounting services may include, but are not limited to, maintaining shareholder records, performing account maintenance, supporting shareholder calls, transmitting orders to the Funds’ transfer agent, and providing shareholders with account statements, proxy materials, shareholder reports, prospectuses and other information. Further information about fees paid by the Funds for these services may be found in the section entitled “Transfer Agent, Sub-Transfer Agents, Custodian and Other Important Service Providers.”

The Adviser, out of its own resources, may also make payments to financial intermediaries for distribution services and/or shareholder services. The amount of these payments may be substantial. These payments are often referred to as “revenue sharing arrangements.” Such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Funds, rather than shares of another mutual fund or other types of investments. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

The Distributor and/or the Adviser also may provide promotional incentives and marketing support to certain financial intermediaries. Promotional incentives and marketing support may include: merchandise carrying the Funds’ logo; occasional meals and tickets to sporting events, theater productions and concerts or other entertainment venues; and payments or reimbursements used to offset marketing expenses and related costs of meetings or seminars held for the purpose of training or education. Such promotional incentives and marketing support are not preconditioned on achievement of any sales targets by any financial intermediary; however, the payments described above may provide a financial intermediary (and its salespersons) with an incentive to favor sales of shares of the Funds over sales of other mutual funds or other types of investments with respect to which the financial intermediary does not receive such payments, promotions or support.

Incentive Pay to Adviser and Distributor Salespersons for Fund Sales. Some of the Adviser’s employees (who also are registered representatives of the Adviser and its subsidiary, the Distributor) have incentive compensation arrangements in which the Adviser will pay such persons for the sale of shares of the Funds in certain circumstances. These employees are salespersons, not senior research team members or portfolio managers who provide clients with investment advice. It should be noted that employees of the Adviser do not sell non-Ariel investment products or services. To the extent there is a conflict of interest in that Ariel’s salespersons have the incentive to sell the Funds based on compensation rather than on an investor’s needs, the Adviser addresses the conflict through this disclosure. Shareholders should be aware that they may purchase the Funds through other intermediaries, some of which also may be incentivized to sell the Funds, as discussed above.

TRANSFER AGENT, SUB-TRANSFER AGENTS, CUSTODIAN AND OTHER IMPORTANT SERVICE PROVIDERS

Custodian and Fund Accountant. Northern Trust has been retained by the Trust to act as custodian and fund accountant. Northern Trust’s responsibilities include keeping custody of all of the Funds’ investments.

Transfer Agent. USBFS, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 has also been retained by the Trust to act as transfer agent, dividend disbursing agent and shareholder servicing agent. Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.

Sub-Transfer Agents. Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by USBFS to direct shareholders of the Funds may receive sub-transfer agent fees for such services from the respective Fund. Such fees may not exceed the amounts set by the Board of the Trust, including a majority of the Independent Trustees. In certain instances, distributors or servicing agents may charge higher fees than the Board has approved. In these cases, the Adviser pays the additional amount.

In an omnibus account, the Funds maintain a single account in the name of a financial intermediary such as a broker, dealer, record-keeper or other service provider and the financial intermediary maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Funds and the administrator will then maintain all of the participant accounts. The Distributor (and, in certain cases, the Adviser), on behalf of the Funds, enters into agreements whereby the Funds are charged by the financial intermediary or administrator for record-keeping and shareholder services. Certain of those agreements are described in this Statement of Additional Information.

Record-keeping and shareholder services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic reports of the Funds, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist the Funds in their compliance with federal and state securities laws. Each Fund typically would be paying these shareholder servicing fees directly, were it not that the financial intermediary holds all customer accounts in a single omnibus account with the Funds.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, serves as independent registered public accountants for each of the Funds. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports, consults on financial accounting and reporting matters, meets with the Audit Committee of the Board, and performs other professional accounting and auditing when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel. Greenberg Traurig, LLP, 77 West Wacker Drive, Chicago, Illinois 60601, serves as counsel to the Funds. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as counsel to the Independent Trustees.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Adviser, under the direction and supervision of the Trust’s Board, makes investment decisions and chooses brokers and dealers to execute transactions.

Best Execution and Soft Dollars. The Adviser’s policy is to seek the best price and favorable execution of client transactions considering all circumstances. However, there can be no assurance that best execution will in fact be achieved in any given transaction. Subject to the Adviser’s overall policy, in selecting brokers to execute transactions, the Adviser considers customary practices in prevailing markets for the particular type of investments being traded, natural order flow, market impact, anonymity, the firm’s reputation, the full range, quality and reliability of its services that are deemed useful to better serve clients, its relationship and responsiveness to the Adviser, commission rates, and any other factors that the Adviser, in its sole discretion, deems relevant, without having to demonstrate that any such factor is of a direct benefit to any particular client. In addition to execution, the services provided by brokers include supplemental research, statistical information and objective performance evaluation.

The Adviser will not always place brokerage transactions on the basis of the lowest commission rate available for a particular transaction. That is, the Adviser uses certain brokers in return for services that are useful to the Adviser’s research process and/or causes clients to pay commissions higher than those charged by other brokers in return for products and services that are useful to the Adviser’s research process. The Adviser makes a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and other services provided. The payment of such services with brokerage commissions is commonly referred to as “soft dollar arrangements.” The Adviser only enters into soft dollar arrangements that are covered by the safe harbor provided under Section 28(e) of the Securities Exchange Act of 1934.

Brokers furnish, for example, proprietary or third party research reports, supplemental performance reports, statistical analyses, and software and computer programs used for research and portfolio analysis, and other valuable research information to the Adviser. The Adviser generally seeks, at the beginning of the year, to direct client transactions to brokers that provide proprietary and third party research in order to ensure payment of its budgeted research commissions and soft dollars. The Adviser uses soft dollar benefits to service all of its clients’ accounts, not only those that paid for soft dollar services through their brokerage commissions. The brokerage commission rates paid to brokers for proprietary and third party research are typically higher than commissions paid to obtain execution only. However, clients prohibiting the Adviser from generating soft dollar credits generally do not receive better brokerage commission rates than clients that do generate soft dollar credits for the Adviser. The Adviser does not seek to allocate soft dollar benefits to clients’ accounts proportionately to the soft dollar credits the accounts generate. As a result of client-directed brokerage arrangements, some soft dollar services benefit clients who do not execute transactions through soft dollar brokers. Further, some soft dollar services are used for certain clients but are paid for by clients who do not require such services. Additionally, the Adviser receives certain research reports from brokers that are not used in investment decision making. However, the Adviser may receive other services from brokers that are used in the investment decision making process, such as access to management and invitations to analyst conferences.

The Adviser may receive certain brokerage and research products and services that provide both research and non-research (“mixed-use”) benefits. In these instances, the Adviser uses client brokerage commissions to pay for the research portion and pays the non-research portion out of its own resources. Although the allocations between research and non-research portions will be made in accordance with the Adviser’s overall fiduciary responsibilities, clients should be aware of the potential conflicts of interest created by the use and allocations of soft dollar arrangements. By entering into soft dollar arrangements, the Adviser receives a benefit because it is relieved from paying for research products or services with its own money. In addition, soft dollar arrangements at times cause the Adviser to select a broker, trade frequently, or trade actively in certain accounts to obtain research used primarily by other, less frequently traded accounts. The Adviser therefore would have an incentive to select a broker based on its interests in receiving research rather than in its clients’ interests in receiving most favorable execution. This is not the Adviser’s practice, however, and the Adviser’s disciplined investment strategy, utilized for all its clients, and its long-term holding approach, mitigate these potential conflicts. The Adviser also attempts to address these potential conflicts through oversight of soft dollar usage by its Trading Oversight Committee and by requiring an initial and annual approval of all soft dollar services by the Adviser’s Chief Compliance Officer.

The Adviser’s brokerage selection process begins with the Trading Oversight Committee (the “Committee”). The Committee meets quarterly to review, administer, monitor, and enforce the Adviser’s trading and trade management policies and procedures and to resolve conflicts that arise in portfolio trading with the goal of seeking brokerage and trading arrangements that are intended to maximize client results. The Committee approves additions to the Adviser’s approved broker list. Prior to being added, and annually thereafter, brokers are reviewed for the quality of their brokerage services, including services provided to aid in the Adviser’s research process. The Committee is made up of five voting members consisting of representatives from the domestic and international/global strategies’ Investments Groups and the domestic and international/global strategies’ trading departments. Ariel’s internal legal counsel serves in a non-voting capacity as the Committee’s secretary. In addition, representatives from the legal and compliance, domestic investments, operations and fund administration departments attend and participate in the Committee’s meetings.

The Adviser’s personnel at times receives gifts and entertainment from brokers through whom the Adviser places trades. In order to prevent trading personnel from favoring one broker over another for client trades based on gifts or entertainment received, the Adviser’s Code requires employees to report to the Adviser’s Chief Compliance Officer all gifts and entertainment received from brokers. The Adviser’s Chief Compliance Officer and the Committee review the gift and entertainment reports of the research and trading departments.

Trading outside the U.S. for the International/Global Funds. Brokerage transactions for the International/Global Funds may be executed on the principal stock exchange of the country in which a company is listed or on a stock exchange in another country. Brokerage commissions and other costs of transactions made on foreign stock exchanges generally are higher than in the U.S. In the event that transactions in emerging market countries are executed through a client’s sub-custodian, the transaction rates determined by the sub-custodian may be less favorable than the transaction rates offered by other third party brokers. Ariel will seek to achieve the best net results for such transactions.

Trading through Brokers Selling Fund Shares. The Adviser also is authorized to execute transactions with or through brokers who have sold shares of the Funds. Rule 12b-1(h) under the 1940 Act prohibits a fund from directing portfolio transactions to any broker-dealer that sells fund shares unless it has adopted and implemented procedures reasonably designed to (1) prevent persons effecting portfolio securities transactions from taking into account broker/dealers’ promotion or sale of mutual fund shares, and (2) prevent the funds, any investment adviser and the principal underwriter from entering into an agreement to direct portfolio securities transactions or certain other remuneration to a broker-dealer in consideration for the promotion or sales of shares of any registered investment company.

It is the policy of the Trust to comply with Rule 12b-1(h). The Board has adopted Rule 12b-1(h) Policies and Procedures (the “12b-1(h) Policies”). The 12b-1(h) Policies are designed to ensure that personnel responsible for portfolio trading and for negotiating agreements with unaffiliated broker-dealers are informed of the Funds’ policy and comply with such policy. The Adviser’s Head Traders and the Executive Vice President of Mutual Fund Marketing annually certify to their compliance with the 12b-1(h) Policies.

In addition, the Adviser at times invests for its clients in the stock of publicly-traded brokers with which the Adviser places client trades. The Adviser’s trading and trade management policies and procedures serve to mitigate any conflicts of interest.

The following table shows the aggregate amount of brokerage commissions paid by each Fund for the periods indicated:

	2017	2016	2015
Ariel Fund	$801,199	$1,466,224	$1,167,815
Ariel Appreciation Fund	$928,556	$634,682	$698,351
Ariel Focus Fund	$24,463	$28,011	$28,099
Ariel Discovery Fund	$94,662	$107,625	$100,025
Ariel International Fund	$265,301	$128,188	$14,623
Ariel Global Fund	$38,230	$41,661	$38,037

The changes in the brokerage commissions for Ariel Fund between 2016 and 2017 represent a decrease in the amount of securities bought and sold, which aligns with the decrease in the Fund’s turnover rate. The changes in brokerage commissions for Ariel Appreciation Fund between 2016 and 2017 represent an increase in the amount of securities bought and sold, which aligns with the increase in the Fund’s turnover rate. The substantial increase in the brokerage commissions for Ariel International Fund from year to year are the result of substantial increases in the Fund’s asset levels. Turnover rates for the Funds may be found on page 39.

During the fiscal year ended September 30, 2017, the Funds directed brokerage transactions to brokers for proprietary and third party research services. The amount of such transactions and related commissions were as follows:

	Amount of Transactions	Amount of Commissions
Ariel Fund	$610,801,232	$743,707
Ariel Appreciation Fund	$801,449,580	$894,343
Ariel Focus Fund	$26,622,667	$20,754
Ariel Discovery Fund	$21,729,188	$69,915
Ariel International Fund	$367,036,585	$265,301
Ariel Global Fund	$47,244,086	$38,228

Regular Broker-Dealers. During the fiscal year ended September 30, 2017, Ariel International Fund owned securities issued by UBS AG, one of its regular broker-dealers (as defined in 1940 Act rule 10b-1). As of September 30, 2017, the value of the Fund’s aggregate holdings in UBS AG securities was $1,571,066. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, and Ariel Global Fund did not own securities of their regular broker-dealers as of September 30, 2017.

Directed Brokerage. Certain clients direct the Adviser to use particular brokers for executing transactions in their accounts. Clients who direct the Adviser to use particular brokers may pay higher commissions, obtain greater spreads, or obtain less favorable net prices than might be the case for those clients who do not. The Funds do not direct the Adviser to use particular brokers.

To the extent that the Adviser’s clients’ directed brokerage is not available to support soft dollar arrangements, clients (including the Funds) who give the Adviser brokerage discretion will pay for a disproportionate share of the Adviser’s soft dollar arrangements.

Certain institutional clients direct the Adviser to place all or a portion of their brokerage with minority-owned and/or local brokers, or brokers who provide the client with certain services, such as performance monitoring and commission recapture. The Adviser does not use brokerage from another client account to pay for a product or service purchased under these client-directed brokerage arrangements.

Aggregation and Allocation of Trades. The Adviser typically aggregates client purchase or sale orders for a particular security into blocks to achieve more efficient execution, lower per share brokerage costs and, in the aggregate, better and fairer prices for all clients. Where purchases or sales are made on a block basis, price and per share commission and transaction costs are generally allocated to each advisory client on a pro rata basis. The Adviser endeavors to allocate investment opportunities fairly over time. The Adviser will not favor any client account, or group of client accounts, over any other client account or group of client accounts.

In some cases, an aggregated order is partially filled. The Adviser will allocate the order to advisory clients subject to available cash, account restrictions, tax status, account size, weighting of securities in a portfolio, directed brokerage, and other relevant investment factors.

At times, there may be a pending block order for a security specific to a strategy when a subsequent additional block order is placed for the same security for another strategy. If, upon receiving the second order, the security price has not materially changed and a significant amount of time has not lapsed since the first order was placed, Ariel’s traders may aggregate the first and subsequent orders. In cases where the first order has been substantially filled or the price has substantially changed, Ariel’s traders may allocate the existing order and then combine the unexecuted portion for a brand new block order.

Although the Adviser believes that the aggregation of orders for client accounts generally will benefit its clients as a whole over time, in any particular instance such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the orders had not been aggregated.

The Adviser does not execute personal trades for its employees, officers, or directors unless they are clients of the Adviser and have a separately managed account invested in one of the Adviser’s strategies.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted:

	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016
Ariel Fund	14%	20%
Ariel Appreciation Fund	20%	14%
Ariel Focus Fund	35%*	20%
Ariel Discovery Fund	39%	45%
Ariel International Fund	23%	27%
Ariel Global Fund	24%	31%

*Ariel Focus Fund’s turnover rate during fiscal year 2017 significantly increased as compared to the 2016 fiscal year’s turnover rate as a result of the Fund exiting full positions of certain of its long-term holdings. Despite the increase, the Fund remained within its anticipated turnover rate range of 25-40%.

PROXY VOTING POLICY

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its Proxy Voting Policies and Procedures (the “Proxy Policies”), a summary of which may be found below. The Proxy Policies include procedures for addressing any conflicts that may arise between the interests of the Fund shareholders, on the one hand, and the interests of the Adviser, the Distributor, or any affiliated person(s) of the Funds, on the other. The Adviser’s Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and the Adviser’s internal policies and procedures.

Summary of Proxy Policies. In accordance with applicable regulations and law, the Adviser is providing this summary of its Proxy Policies concerning proxies voted by the Adviser on behalf of each client (including the Funds) who delegates proxy voting authority and delivers the proxies to the Adviser or its proxy voting agent. The Adviser has retained Institutional Shareholder Services, Inc. (“ISS”) for the purpose of receiving, cataloging, voting (based upon the Adviser’s direction) and reporting proxies as well as to obtain its proxy research.

The Domestic Funds. As part of the investment process for the domestic strategy clients, including the Domestic Funds, the Adviser places extraordinary emphasis on a company’s management, its Board and its activities. The Adviser looks for companies with high quality management, as represented by their industry experience, and their reputations within the community. Furthermore, the Adviser strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. Accordingly, the Adviser believes that the recommendation of a company’s management on any issue should be given considerable weight in determining how a proxy voting resolution is resolved. As a result, it is generally the Adviser’s policy to vote in accordance with management.

The Adviser has established general guidelines for voting proxies on behalf of domestic strategy clients, including the Domestic Funds. While these generally guide the Adviser’s decision-making, all issues are analyzed by the Adviser’s analyst who follows the company, as well as the Adviser’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead the Adviser to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines. In such cases, the Adviser will document its reasoning.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is the Adviser’s policy to generally vote in accordance with the recommendations of ISS. If, in a conflict situation, the Adviser decides to vote differently than ISS, the proxy will be referred to the Adviser’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is the best interests of the Adviser’s domestic strategy clients, including the Domestic Funds, and is not the product of a conflict.

The International/Global Funds. With respect to the Adviser’s international and global strategy clients, including the International/Global Funds (which include U.S. securities), it is generally the Adviser’s policy to vote in accordance with ISS’s voting recommendations. If the Adviser decides to vote differently than ISS, the proxy will be referred to the Adviser’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interest of the Adviser’s international and global strategy clients, including the International/Global Funds, and is not the product of a conflict in those instances where a conflict has been identified.

Voting Limitations. The Adviser generally will not vote its clients’ proxies in the following circumstances:

•

For those securities not specifically acquired for a client’s account by the Adviser (e.g., if a new client transferred securities to the Adviser and the Adviser has not yet sold the securities through the account transition process).

•	In those instances where the Adviser receives a meeting notice without enough time to fully process the proxy.
•	For the Adviser’s clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
•	In those international markets where share blocking applies due to liquidity constraints.
•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.
•

In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy, unless the client has provided the requisite power of attorney to the local sub-custodian.

For those proxy votes in which the Adviser’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally the Adviser’s policy to vote in accordance with ISS’s recommendation.

The Adviser may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon the Adviser’s ability to vote proxies for its clients. In certain circumstances, this may mean that the Adviser will refrain from voting shares.

For each proxy, the Adviser maintains records as required by applicable law. In accordance with the 1940 Act, the Adviser, on behalf of the Funds, annually files with the SEC on Form N-PX the Funds’ actual proxy voting record. Proxy voting information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.725.0140 and on the SEC’s website at http://www.sec.gov.

TRUSTEES

Ariel Investment Trust operates under the supervision of a Board of Trustees responsible to each Fund’s shareholders. The Board supervises the business and management of the Trust and approves all significant agreements between the Trust and outside service providers.

Leadership Structure and Board of Trustees. The Board is responsible for managing the business affairs of the Funds and exercising all of its powers except those reserved for shareholders. The Board is composed of ten Trustees, seven of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). In addition to four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund and Independent Trustee counsel to consider a variety of matters affecting the Funds. These sessions generally occur during scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board has established four standing committees, Audit, Governance, Management Contracts and Executive Committees, to assist the Board in performing its oversight responsibilities. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Funds’ Amended and Restated By-Laws and the Governance Committee Charter set forth specific qualifications to serve as a Trustee. The principal criteria for selection of candidates are their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. In addition, the following factors, among others, may be taken into consideration:

(a)	The Trustees collectively should represent a broad cross section of backgrounds, functional disciplines, and experience;

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders; and

(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings and to participate in committee activities as needed.

Among the attributes or skills common to all Trustees are their abilities to exercise independent and reasonable business judgment; to evaluate, question and discuss Board materials and information provided to them; and to interact effectively with each other, the Adviser, and other service providers. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s educational background, business experience, professional training, public service and/or academic positions and through experience from service as a board member of the Funds, public companies or other organizations as set forth below. Mr. William C. Dietrich has served as Independent Trustee for more than 30 years and each of Messrs. Christopher G. Kennedy and James W. Compton has served for over 20 years. Mr. James M. Williams has served for over 10 years and Mr. William M. Lewis has served for 10 years. Ms. Kim Y. Lew has served for over 3 years and Mr. Stephen C. Mills has served for two years.

Currently, the Chairman of the Board, Mellody Hobson, is an Interested Trustee. The Board has a Lead Independent Trustee, William Dietrich, whose role is to preside at all meetings of the Independent Trustees, including executive sessions, and to act as a liaison with the Adviser, other service providers, officers, legal counsel, and other Trustees between meetings. The Lead Independent Trustee also serves as Chair of the Executive Committee. The Lead Independent Trustee may also perform other such functions as may be provided by the Board from time to time.

In addition to the foregoing and the information in the table below, the following experience, skills and qualifications of each respective Board member leads the Board to the conclusion that each Trustee should serve as such. No particular qualification, experience or background establishes the basis for any Trustee’s position on the Board, and the Board may have attributed different weights to the various factors.

Mr. James W. Compton has a BA from Morehouse College and was a Charles E. Merrill Scholar at the University of Grenoble (France). He has over 40 years of experience leading a major metropolitan non-profit organization.

Mr. William C. Dietrich has a BS from Georgetown University and more than 40 years of experience as a senior or executive officer in accounting, finance and executive leadership for various firms.

Ms. Mellody L. Hobson, President of Ariel Investments, has an AB from Princeton and over 25 years of industry experience as an executive officer with the adviser. Ms. Hobson is a nationally recognized voice on financial literacy and investor education.

Mr. Christopher G. Kennedy possesses a BA from Boston College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University. He has over 30 years of senior or executive experience in management, real estate and public service.

Ms. Merrillyn J. Kosier, Executive Vice President and Chief Marketing Officer for the Funds, has a BBA from Andrews University and an MBA from Loyola University of Chicago. With over 35 years of experience in the asset management industry, Ms. Kosier is a recognized leader in brand marketing, press relations, media planning and advertising, shareholder servicing and mutual fund distribution.

Ms. Kim Y. Lew, CFA, earned her BS from the Wharton School of the University of Pennsylvania and her MBA from the Harvard Graduate School of Business. Ms. Lew is responsible for the investment management and oversight of the Carnegie Corporation of New York’s foundation endowment. She has over 24 years of experience in the investment management industry.

Mr. William M. Lewis, Jr. has an undergraduate degree and MBA from Harvard and over 30 years of leadership and executive experience in global banking and corporate and financial issues, including mergers and acquisitions.

Mr. Stephen C. Mills has a degree in sociology from Princeton. Mr. Mills has served over 30 years as a senior business executive in the professional sports arena. He founded Athletes and Entertainers Wealth Management LLC, which links sports and entertainment stars with investment and management leaders.

Mr. John W. Rogers, Founder, Chairman and CEO of Ariel Investments, has an AB from Princeton and over 37 years of investment experience. Mr. Rogers is a renowned asset manager and serves as Lead Portfolio Manager for Ariel Fund and Co-Portfolio Manager for Ariel Appreciation Fund. His investment experience has brought him to the forefront of media attention – being featured and quoted regularly in a wide variety of broadcast and print publications.

Mr. James M. Williams has a BS from the University of Michigan and an MBA from the University of Chicago. He has over 10 years of experience in managing a major corporation’s pension plan, 15 years of experience managing the endowment for a major foundation, 3 years of experience as President of a mutual fund sponsor firm, and is a current trustee of another mutual fund company.

The Board’s leadership structure is deemed appropriate in light of the characteristics of the Funds, including factors such as the Funds’ investment strategies and style, the net assets of the Funds, the committee structures of the Funds, and the management, distribution and other service arrangements of the Funds. The Board believes that the current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Trustees and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds, and that the Board leadership by Ms. Hobson and Mr. Dietrich provides the Board with valuable insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed at any time and at the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance, operational, regulatory, reputational, and valuation risks, among others. Day-to-day risk management functions are the responsibilities of Fund management, who carry out the Funds’ investment management and daily business processes. Fund management includes the Adviser and other service providers, such as the transfer agent and sub-administrator. The assignment of responsibility for each risk depends on the nature of the risk.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed during the various Board and Committee meetings. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop practical and cost-effective processes and controls to eliminate or mitigate certain risks or their occurrence or effects. Processes, procedures and controls employed to address certain risks may be limited in their effectiveness. It may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the CCO, the independent registered public accounting firm for the Funds, and other service providers as appropriate, regarding risks faced by the Funds and relevant risk functions. Each Committee of the Board presents reports to the Board and such reports may prompt further discussion of issues concerning risk oversight and management of the Funds’ risk. In addition, other service providers make periodic reports to the Board, or Committees of the Board, with respect to various aspects of risk management.

The Board has appointed a CCO who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance and risk matters for the Funds and their principal service providers, including results of the implementation and testing of the Funds’ and service providers’ compliance programs. In addressing issues of risk management between meetings of the Board, representatives of the Adviser communicate with the Board, the CCO (who is directly accountable to the Board) and legal counsel to the Funds. The Board members, through discussions with others, including the Adviser, the CCO, service providers, and counsel, identify and review risk management issues that may be placed on the Board’s agenda.

In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board annually reviews valuation policies applicable to valuing the Funds’ portfolio securities. The Board reviews any such pricing actions at the meeting next following such action. The Audit Committee assists the Board in reviewing, with the independent auditors, matters relating to the Funds’ annual audits, internal controls, and financial accounting and reporting.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role, including in response to changes in circumstances or the characteristics of the Funds.

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee
INDEPENDENT TRUSTEES:
James W. Compton (79)	Trustee Chairman of Governance Committee Member of Audit and Management Contracts Committees	Since 1997; Indefinite, until successor elected Chair since 2015 (member since 1997) Since 1997	Retired President and Chief Executive Officer, Chicago Urban League (non-profit, civil rights and community-based organization), 1972 to 2006	6
Other directorships held during the past five years: Commonwealth Edison Company (a 99%-owned subsidiary of Exelon Corp.) and Seaway Bank and Trust Company through 2016
William C. Dietrich (68)	Trustee and Lead Independent Trustee	Trustee since 1986; Lead Independent Trustee since 2014; Indefinite, until successor elected	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), 2006 to 2009	6

	Chairman of Executive Committee	Since 2014

	Member of Audit and Management Contracts Committees	Since 1986
Other directorships held during the past five years: None
Christopher G. Kennedy (54)	Trustee Chairman of Audit Committee	Since 1995; Indefinite, until successor elected Since 2014 (member since 1995)	Chairman, Joseph P. Kennedy Enterprises, Inc. (investment office and family office) since 2012; Founder and Chairman, Top Box Foods (a non-profit organization) since 2012	6

	Member of Executive Committee Member of Management Contracts and Governance Committees	Since 2015 Since 1995
Other directorships held during the past five years: Interface Inc. (global modular carpet manufacturer) and Knoll, Inc. (furniture and textile manufacture and design company)
Kim Y. Lew (51)	Trustee Member of Management Contracts and Audit Committees	Since 2014; Indefinite, until successor elected	Vice President and Chief Investment Officer, Carnegie Corporation of New York (a private non-profit foundation) since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011-2016	6
Other directorships held during the past five years: None
William M. Lewis, Jr. (61)	Trustee and Member of Management Contracts Committee	Since 2007; Indefinite, until successor elected	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd (financial advisory and asset management firm) since 2004	6

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee
Other directorships held during the past five years: Darden Restaurants, Inc. through 2014 (multi-brand restaurant operator)
Stephen C. Mills (58)	Trustee and Member of Management Contracts Committee	Since 2015; Indefinite, until successor elected	President, New York Knicks (American professional basketball team based in New York City) since 2017; NBA Alternate Governor, New York Knicks since 2013; General Manager, New York Knicks, 2013-2017; Chief Executive Officer and Partner of the Athletes and Entertainers Wealth Management Group, LLC (company that helps sports and entertainment stars manage finances and find business opportunities), 2010 to 2013	6
Other directorships held during the past five years: None
James M. Williams (70)	Trustee Chairman of Management Contracts Committee	Since 2006; Indefinite, until successor elected Since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust (cultural and philanthropic institution) since 2002	6

	Member of Governance Committee	Since 2013
Other directorships held during the past five years: SEI Mutual Funds (Mr. Williams oversees a total of 101 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES*:
Mellody L. Hobson (48)	Chairman of the Board of Trustees and President Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	6

Other directorships held during the past five years: The Estée Lauder Companies, Inc. (manufacturer and seller of beauty products); Starbucks Corporation (operator of retail coffee stores); DreamWorks Animation SKG, Inc. through 2016 (developer and producer of computer generated animated feature films); Groupon, Inc. through 2014 (operator of online local commerce marketplaces)

Merrillyn J. Kosier (58)	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Ariel Investments since 2007	6
Other directorships held during the past five years: None
John W. Rogers, Jr. (59)	Trustee	Indefinite, until successor elected 1986 to 1993 and since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	6

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee
Other directorships held during the past five years: Exelon Corporation (energy provider); McDonald’s Corporation (global food service retailer)
TRUSTEES EMERITUS (have no Trustee duties or responsibilities)

Royce N. Flippin, Jr. H. Carl McCall

* John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier are officers and owners of the Adviser and are therefore deemed to be “interested persons” of the Trust as defined in the 1940 Act. Mr. Rogers also serves as Chairman, Chief Executive Officer of Ariel Capital Management Holdings, Inc. Ms. Hobson also serves as Vice President of Distributor and President of Ariel Capital Management Holdings, Inc. Ms. Kosier also serves as Manager (Chair) and President of Distributor and Executive Vice President of Ariel Capital Management Holdings, Inc.

Trustee Retirement Policy. There is no stated term of office for the Trustees of the Trust. However, upon attaining the age of 75, and every year thereafter, a Trustee will notify the Governance Committee of his or her plans for continuing on the Board or retiring from service. The Governance Committee shall review, through confidential polling procedures, the respective Trustee’s performance and shall discuss with the Trustee the appropriateness of continuing to serve on the Board. The Trust’s Retirement Policy provides that a Trustee will retire from service at the end of the calendar year in which such Trustee attains the age of 80.

For purposes of their service as Trustees of the Trust, the business address for each of the Trustees is: 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. Each Trustee serves until his or her retirement, resignation, death, removal or mental or physical incapacity.

STANDING COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board has established an Audit Committee, which is comprised entirely of Independent Trustees Christopher G. Kennedy, Chair; William C. Dietrich; James W. Compton; and Kim Y. Lew. The Audit Committee is responsible for the selection and retention of the independent accountants for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect to the engagement of independent registered public accounting firms, including non-audit services performed. The Audit Committee reviews the qualifications of the independent registered public accounting firm’s key personnel involved in the foregoing activities and monitors the independent registered public accounting firm’s independence. The Audit Committee also oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of the Trust’s financial statements and the independent audits thereof. The Audit Committee is also responsible for the day-to-day oversight of the activities of the Funds’ CCO and accordingly reviews the CCO’s quarterly compliance report and meets with the CCO during regularly scheduled Committee meetings. The Audit Committee normally meets four times per year. The Committee will meet more frequently, as necessary. The Committee met four times during fiscal year 2017.

Executive Committee. The Board has established an Executive Committee, which includes William C. Dietrich, Mellody L. Hobson and Christopher G. Kennedy. The Executive Committee meets between meetings of the Board as necessary and is authorized to exercise all of the Board’s powers to conduct current and ordinary business of the Trust and to take other action as authorized by the Board. The Executive Committee also serves the functions specified in the Funds’ valuation policies. The Executive Committee did not meet during fiscal year 2017.

Governance Committee. The Board has established a Governance Committee, which is comprised entirely of Independent Trustees James W. Compton, Chair; James M. Williams; and Christopher G. Kennedy. The Governance Committee oversees the independence and effective functioning of the Board and monitors good practices for mutual fund boards. The Governance Committee also performs certain functions of a nominating committee and makes recommendations regarding compensation of the Independent Trustees. Shareholders of the Funds may submit suggested candidates for Independent Trustees to the Governance Committee. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation in writing to the Trust’s Secretary. The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt. The Governance Committee normally meets two times a year and, if necessary, more frequently. The Governance Committee met two times during fiscal year 2017.

Management Contracts Committee. The Board has established a Management Contracts Committee, which is comprised of all Independent Trustees, with James M. Williams serving as Chair. The Management Contracts Committee oversees and reviews all management contracts between the Adviser and the Trust in order to focus the Trustees on the key points and terms of the various management contracts. The Committee also reviews such information as the Committee considers relevant to evaluate the terms of any existing or proposed underwriting or distribution agreement or Rule 12(b)-1 plan, with a view to making a recommendation to the Board regarding the approval or continuation of the agreement or plan. The Committee also reviews summary information provided by the Adviser with respect to any arrangements with third parties that provide certain recordkeeping, shareholder communication and other services for the Trust with respect to shares of the Trust held by such third parties for the benefit of their clients; and after review of such information as it considers relevant, the Committee shall make a recommendation to the other Trustees regarding such arrangements. During fiscal year 2017, the Management Contracts Committee met once during the management contract review process.

All committees of the Board operate in accordance with written charters.

COMPENSATION SCHEDULE

During the fiscal year ended September 30, 2017, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

Name	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund	Aggregate Compensation from Funds in Complex Paid to Trustees (1)
James W. Compton	$48,266	$38,421	$1,156	$860	$6,805	$1,990	$97,500
William C. Dietrich	$48,787	$38,834	$1,168	$869	$6,833	$2,009	$98,500
Christopher G. Kennedy	$41,181	$32,677	$984	$733	$5,735	$1,690	$83,000
Kim Y. Lew	$39,608	$31,462	$950	$706	$5,641	$1,634	$80,000
William M. Lewis, Jr.	$31,003	$24,479	$742	$552	$4,451	$1,274	$62,500
Stephen C. Mills	$33,902	$26,810	$813	$604	$4,969	$1,401	$68,500
James M. Williams	$41,295	$32,834	$992	$737	$5,934	$1,709	$83,500

(1)	The Funds did not pay compensation to Trustees affiliated with the Adviser.

No pension or retirement plan benefits are accrued as part of the Trust’s expenses.

TRUSTEES’ FUND HOLDINGS

As of December 31, 2017, the Trustees had invested the following amounts in the Funds. Investments are listed in the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000:

Name	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund	Total Invested in All Funds(1)
James W. Compton	over $100,000	over $100,000	$50,001 - $100,000	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000
William C. Dietrich	over $100,000	none	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	over $100,000
Christopher G. Kennedy	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Kim Y. Lew	over $100,000	none	none	over $100,000	none	over $100,000	over $100,000
William M. Lewis, Jr.	over $100,000	over $100,000	over $100,000	over $100,000	none	over $100,000	over $100,000
Stephen C. Mills	none	none	none	none	$50,001 - $100,000	$50,001 - $100,000	over $100,000
James M. Williams	$50,001 - $100,000	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	over $100,000

Interested Trustees:
John W. Rogers, Jr.	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	none	over $100,000
Mellody L. Hobson	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Merrillyn J. Kosier	over $100,000	over $100,000	over $100,000	$50,001 - $100,000	over $100,000	none	over $100,000

(1)	Total invested in all Funds is the aggregate dollar range of investments in the Funds.

OFFICERS

Ariel Investments officers (including some Interested Trustees) all hold positions as executive officers with the Adviser and its affiliates, including the Distributor. The descriptions for John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier can be found above under the heading “Trustees.” The Funds do not pay salaries to any of their officers. Each of the Funds’ officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity. The business address for each of the officers is: 200 E. Randolph Street, Suite 2900, Chicago, Illinois 60601. The number of portfolios overseen by all officers is six:

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years
Mareilé B. Cusack (59)	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; Anti-Money Laundering Officer, Ariel Investments since 2010; General Counsel, Ariel Investments since 2008; Vice President, Assistant General Counsel and Secretary, Ariel Investments, 2007 to 2012
Wendy D. Fox (55)	Chief Compliance Officer and Vice President	Since 2014; Indefinite, until successor elected	Senior Vice President, Ariel Investments since December 2017; Chief Compliance Officer, Ariel Investments since 2004; Vice President, Ariel Investments, 2004 to 2017
James R. Rooney (59)	Chief Financial Officer, Vice President and Treasurer	Since 2015; Indefinite, until successor elected	Senior Vice President, Fund Administration, Ariel Investments since December 2017; Vice President, Fund Administration, Ariel Investments, 2015 to 2017; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

Ms. Cusack also currently serves as Vice President, General Counsel, Secretary and Anti-Money Laundering Compliance Officer of Ariel Distributors and Senior Vice President, General Counsel and Secretary of Ariel Capital Management Holdings, Inc. Ms. Fox also currently serves as Vice President and Chief Compliance Officer of Ariel Distributors.

SIGNIFICANT SHAREHOLDERS

The following tables list the holders of record of 5% or more of the outstanding shares of each Fund as of December 31, 2017. A shareholder that owns more than 25% of the shares of a Fund is a “control person” of that fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management.

ARIEL FUND

Investor Class

Name and Address	Ownership	% of Outstanding Shares
Valic Separate Account 2929 Allen Parkway, Suite A6-20 Houston, TX 77019	Record	27.58%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	14.01%
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	Record	12.84%

    Institutional Class

Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	62.68%
ICMA Retirement Corporation 777 North Capital Street NE Washington, D.C. 20002	Record	12.38%
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	Record	5.11%

    ARIEL APPRECIATION FUND

    Investor Class

Name and Address	Ownership	% of Outstanding Shares
Valic Separate Account 2929 Allen Parkway, Suite A6-20 Houston, TX 77019	Record	25.74%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	12.74%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	11.06%
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	Record	5.28%

    Institutional Class

Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	41.23%
Nationwide Trust Company FSB P.O. Box 182029 Columbus, OH 43218	Record	24.78%
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	Record	13.48%

    ARIEL FOCUS FUND

    Investor Class

Name and Address	Ownership	% of Outstanding Shares
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	15.86%
Strafe & Co. P.O. Box 6924 Newark, DE 19714	Record	14.75%
Ariel Distributors LLC Partnership 200 East Randolph Street, Suite 2900 Chicago, IL 60601	Record	11.13%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	11.02%

    Institutional Class

Name and Address	Ownership	% of Outstanding Shares
Charles K Bobrinskoy & Mary Anne Bobrinskoy C/O Ariel Capital Management LLC 200 East Randolph Street, Suite 2900 Chicago, IL 60601	Beneficial	44.49%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	26.40%

    ARIEL DISCOVERY FUND

    Investor Class

Name and Address	Ownership	% of Outstanding Shares
Bernard J. Tyson 4203 W. Ruby Hill Drive Pleasanton, CA 94566	Beneficial	15.23%
Morgan Stanley Smith Barney LLC 1314 Thames Street, Floor 6 Baltimore, MD 21231	Record	10.58%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	9.47%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	8.01%
Strafe & Co. P.O. Box 6924 Newark, DE 19714-6924	Record	7.26%

    Institutional Class

Name and Address	Ownership	% of Outstanding Shares
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	67.30%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	8.53%
US Bank NA Customer Account 57 E. Delaware Place, Apt. 2905 Chicago, IL 60611-1625	Record	5.21%

    ARIEL INTERNATIONAL FUND

    Investor Class

Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	41.32%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	26.21%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Record	7.65%
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103	Record	6.15%

    Institutional Class

Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	56.15%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	28.21%
The Travelers Pension Plan 380 St. Peter Street St. Paul, MN 55102	Record	6.09%

    ARIEL GLOBAL FUND

    Investor Class

Name and Address	Ownership	% of Outstanding Shares
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	47.47%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	11.60%
Ariel Distributors LLC Partnership 200 East Randolph Street, Suite 2900 Chicago, IL 60601	Record	9.57%

    Institutional Class

Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	48.44%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	20.30%
Capinco c/o US Bank NA PO Box 1787 Milwaukee, WI 53201	Record	12.80%
University of Southern California 1150 S. Olive Street, Ste. 2300 Los Angeles, CA 90015	Record	11.86%

Management Ownership. As of December 31, 2017, the Trustees and Officers of the Trust as a group owned less than 1% of the Investor Class shares and 4.40% of the Institutional Class shares of Ariel Fund; less than 1% of the Investor Class shares and 9.05% of the Institutional Class shares of Ariel Appreciation Fund; 15.22% of the Investor Class shares and 8.11% of the Institutional Class shares of Ariel Focus Fund; 11.18% of the Investor Class shares and 67.96% of the Institutional Class shares of Ariel Discovery Fund; less than 1% of the Investor Class shares and the Institutional Class shares of Ariel International Fund; and less than 1% of the Investor Class shares and 19.99% of the Institutional Class shares of Ariel Global Fund. These percentages do not include the shares held by the Adviser’s Employees Profit Sharing Plan, which are discussed below.

As of December 31, 2017, Ariel Investments’ Employees Profit Sharing Plan did not own any shares in the Investor Class shares of any of the Funds and owned 0.70% of the Institutional Class shares of Ariel Fund; 1.61% of the Institutional Class shares of Ariel Appreciation Fund; 23.51% of the Institutional Class shares of Ariel Focus Fund; 7.53% of the Institutional Class shares of Ariel Discovery Fund; 0.36% of the Institutional Class shares of Ariel International Fund; and 0.61% of the Institutional Class shares of Ariel Global Fund. No employee individually owned 5% or more of any Fund share class through the Ariel Investments’ Employee Profit Sharing Plan. Each employee has voting and dispositive control of the Fund shares that he or she owns in the Ariel Investments’ Employee Profit Sharing Plan.

As of December 31, 2017, the Adviser owned for its corporate account 2.39% of the Investor Class shares and 0.14% of the Institutional Class shares of Ariel Focus Fund; 2.35% of the Investor Class shares and 0.01% of the Institutional Class shares of Ariel Discovery Fund; 0.02% of the Investor Class shares and 0.00% of the Institutional Class shares of Ariel Fund and 0.05% of the Investor Class shares; and 0.00% of the Institutional Class shares of Ariel Appreciation Fund. As of December 31, 2017, the Distributor owned for its corporate account 0.20% of the Investor Class shares of Ariel Fund; 0.22% of the Investor Class shares of Ariel Appreciation Fund; 11.13% of the Investor Class shares of Ariel Focus Fund; 1.53% of the Investor Class shares and 0.06% of the Institutional Class shares of Ariel International Fund; and 9.57% of the Investor Class shares and 0.37% of the Institutional Class shares of Ariel Global Fund. Through his ownership in the Distributor, John W. Rogers, Jr. indirectly owns greater than 5% of the Investor Class shares of Ariel Focus Fund and Ariel Global Fund. John W. Rogers, Jr., is the ultimate controlling owner of the Adviser and the Distributor, and therefore, has voting and dispositive control of shares owned by the Adviser and the Distributor.

APPENDIX

Ratings for Corporate Debt Obligations

The following is a description of Moody’s Investors Service, Inc.’s global long-term ratings:

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following is a description of Standard & Poor’s Corporation’s long-term issuer credit ratings:

AAA: An obligor rated AAA has extremely strong capacity to meet its financial commitments. AAA is the highest issuer credit rating assigned by S&P Global Ratings.

AA: An obligor rated AA has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated A has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated BBB has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

The following is a description of Fitch, Inc. credit ratings:

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Ratings for Commercial Paper

The following are Standard & Poor’s Corporation’s short-term issuer credit ratings:

A-1: An obligor rated A-1 has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated A-2 has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

The following is a description of Moody’s Investors Service, Inc.’s global short-term ratings:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

The following is a description of Fitch, Inc. short-term credit ratings:

F1: Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.